UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
__________________________________________________
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
AURINIA PHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Fellow Shareholders:
I am pleased to report that Aurinia ended 2024 in a strong position. Sales of LUPKYNIS®, our flagship product and the first FDA-approved oral therapy for the treatment of adult patients with active lupus nephritis, grew 36% to $216.2 million in 2024, its fourth year on the market. Robust cash flows from operations from our growing product sales enabled the Company to repurchase 6.1 million common shares under our share repurchase plan in 2024 while still closing the year in a strong financial position. As of December 31, 2024, Aurinia had cash, cash equivalents, restricted cash and short-term investments of $358.5 million and zero debt.
We are excited about Aurinia’s prospects for 2025 and beyond. With the many lupus nephritis patients who could still benefit from LUPKYNIS and the recently revised treatment guidelines from the American College of Rheumatology recommending the early use of drugs like LUPKYNIS to prevent kidney damage, the potential for LUPKYNIS’s continued growth is strong.
We are also excited about our pipeline product candidate, AUR200, a dual inhibitor of B cell activating factor (BAFF) and a proliferation inducing ligand (APRIL), which has the potential to treat a wide range of autoimmune diseases. In September 2024, we initiated a Phase 1 study of AUR200 and expect to report initial results from this study in the second quarter of 2025.
I am pleased to provide an update on significant corporate governance changes that Aurinia has implemented.
•Aurinia has reduced the proposed size of the Board of Directors to six members from nine at last year’s annual meeting. We believe that this change is consistent with our recent streamlining of the organization and will facilitate more efficient decision making.
•Four of the six Board nominees are new to the Company in the past year. We welcome their fresh perspectives on opportunities to maximize shareholder value.
•We have redesigned our employee equity incentive program to strengthen its alignment with shareholder interests. Specifically, for 2025, all equity grants for all employees are either performance awards or stock options, both of which only have value if the price of Aurinia’s common shares appreciates; time-vested restricted stock units are no longer being granted.
On behalf of the Board of Directors, I would like to thank the management team and all of the employees for their dedication to the Company and its mission to deliver life-changing treatments to patients. I also would like to thank all of our shareholders for your continued support.
Sincerely,

/s/ Kevin Tang
Kevin Tang
Chair of the Board
On behalf of the Board of Directors

Notice of the 2025 Annual General Meeting of Shareholders
To Be Held on May 15, 2025
April 17, 2025
To the Shareholders of Aurinia Pharmaceuticals Inc. (the “Company”):
The 2025 annual general meeting of shareholders (the “Meeting”) of the Company will be held via live webcast at https://meetings.lumiconnect.com/400-265-961-243 (meeting ID: 400-265-961-243; case sensitive password: aurinia2025) on May 15, 2025 at 12:00 p.m., Eastern Time. The Meeting will be held for the following purposes, as more fully described in the accompanying proxy statement and management information circular (the “Proxy Statement/Circular”):
1.To elect 6 director nominees named in the Proxy Statement/Circular, each to serve until the 2026 annual general meeting of shareholders or until their qualified successor has been duly elected or appointed;
2.To approve the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company’s independent registered public accounting firm until the close of the 2026 annual general meeting of shareholders or until a successor is appointed;
3.To approve, on a non-binding advisory basis, the Company’s executive compensation set forth in this Proxy Statement/Circular (the “say-on-pay” vote);
4.To approve an amendment to the Company’s Equity Incentive Plan to increase the maximum number of common shares reserved for issuance pursuant to the Equity Incentive Plan by 6,000,000; and
5.To transact any other matters that may properly be brought before the Meeting or any adjournment or postponement thereof.
Only shareholders of record at the close of business on April 12, 2025 are entitled to notice of, and to vote on, the proposals described in the Proxy Statement/Circular.
The Company’s Board of Directors has determined 12:00 p.m., Eastern Time, on May 13, 2025 or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting as the time before which proxies to be used or acted upon at the Meeting or any adjournment or postponement thereof must be deposited with the Company’s transfer agent. The time limit for the deposit of proxies may be waived or extended by the chair of the Meeting. Failure to properly complete or deposit a proxy may result in its invalidation.
DATED this 17th day of April, 2025.

By Order of the Board of Directors,

/s/ Peter Greenleaf
Peter Greenleaf
Director, President and Chief Executive Officer

The Meeting will be a completely virtual meeting. Whether or not you expect to virtually attend the Meeting, please complete, date, sign and return the proxy that was mailed to you, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Meeting. Please note, that if your common shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting (instead of doing so in advance), you must obtain a legal proxy issued in your name from the holder of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2025: THIS PROXY STATEMENT, THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM OR REFER TO SUCH OTHER INSTRUCTIONS FROM YOUR INTERMEDIARY.

Voting is Easy. Vote Well in Advance of the Deadline on May 13, 2025 at 12:00 p.m. (Eastern Time)

Questions or Require Voting Assistance?
Contact our proxy solicitation agent, Alliance Advisors, toll free within North America at 1-844-200-5964 (1-315-658-0064 outside North America), or by email at AUPH@allianceadvisors.com.

PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR
FOR THE 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS
To be Held on May 15, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of this Proxy Statement and Management Information Circular (the “Proxy Statement/Circular”)?
This Proxy Statement/Circular is being furnished because the board of directors (the “Board”) of Aurinia Pharmaceuticals Inc. (the “Company” or “Aurinia”) is soliciting your proxy to vote at the 2025 Annual General Meeting of shareholders, or at any adjournments or postponements thereof (the “Meeting”) to be held on Thursday, May 15, 2025 at 12:00 p.m., Eastern Time. The materials for the Meeting, including this Proxy Statement/Circular and a form of proxy, will be mailed on or about April 17, 2025 to all shareholders entitled to vote at the Meeting.
Who do I contact if I have questions or need assistance in voting my shares?
Aurinia has retained Alliance Advisors as its proxy solicitation agent. Shareholders can reach Alliance Advisors toll free within North America at 1-844-200-5964 (1-315-658-0064 outside North America), or by email at AUPH@allianceadvisors.com.
How can I attend the Meeting?
This year’s Meeting will be held via live webcast at https://meetings.lumiconnect.com/400-265-961-243 (meeting ID: 400-265-961-243; case sensitive password: aurinia2025) on May 15, 2025 at 12:00 p.m., Eastern Time. Shareholders may vote and submit questions during the Meeting via live webcast.
Who can vote at the Meeting?
Only shareholders of record at the close of business on April 12, 2025 (the “Record Date”) will be entitled to vote at the Meeting. On the Record Date, there were 136,646,428 common shares issued and outstanding (this number excludes 135,515 shares repurchased by the Company that are outstanding and are being submitted for cancellation). Each common share entitles the holder to one vote with respect to each matter submitted to shareholders at the Meeting. Each shareholder is entitled to appoint any other person to represent them at the Meeting, and at any adjournment or postponement thereof. If a shareholder wishes to appoint a person or company other than the nominees presented by the Board, they may do so by inserting the name of their chosen proxyholder in the space provided and as instructed on the proxy card.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Shareholder of Record: Common Shares Registered in Your Name
If on the Record Date your common shares were registered directly in your name with our transfer agent, Computershare Trust Company of Canada (“Computershare”), then you are, with respect to those common shares, the “shareholder of record.” As a shareholder of record, you may vote online at the Meeting or vote by proxy by mail, over the telephone or on the Internet as instructed below.
Beneficial Owner: Common Shares Registered in the Name of a Bank, Broker, Fiduciary or Custodian
If on the Record Date your shares were not held in your name with our transfer agent, but rather held by a bank, broker, fiduciary or custodian, then you are, with respect to those common shares, the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your common shares is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you are invited to attend the Meeting; however, since you are not the “shareholder of record,” you may not vote your shares online at the Meeting unless you request and obtain a valid proxy from the organization holding your common shares.
Aurinia does not intend to pay for the organization holding your common shares to forward the proxy-related materials to beneficial shareholders who have objected to sharing their information with the Company (“OBOs”) and OBOs will not receive the proxy-related materials unless the OBO’s intermediary assumes the cost of delivery.
How do I register to attend the Meeting?
If you are a shareholder of record, you do not need to register to attend the Meeting. Please follow the instructions on the proxy card that you received.

If you are a beneficial owner and wish to vote online at the Meeting (or have a third party vote on your behalf online at the Meeting), strike out the names of the management designees and insert your or a third party’s name into the appropriate space on the voting instruction form (the “VIF”). Do not fill out your voting instructions. Follow the instructions for submitting the VIF by the appropriate deadline, as the instructions and deadline may vary depending on the intermediary. It is important that you comply with the signature and return instructions provided by your intermediary.
You must also register yourself or the third party as a proxy holder at www.investorvote.com by 12:00 p.m., Eastern Time, on May 13, 2025 and provide Computershare with your or the third party’s contact information so that Computershare may provide you or the third party with a username via email shortly after this deadline. Without a username, you or the third party will not be able to vote or ask questions at the Meeting.
For U.S. beneficial owners, to register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your holdings in the Company, along with your name and email address to Computershare using the below contact information. Requests for registration must be labeled as “Legal Proxy” and be received no later than 12:00 p.m., Eastern Time, on May 13, 2025.
You will receive a confirmation of your registration by email after Computershare receives your registration materials.
Requests for registration should be directed to Computershare at the following:
By email:
Forward the email from your bank, broker, fiduciary or custodian, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail:
Computershare
Attention: Proxy Department
100 University Avenue, 8th Floor
Toronto, Ontario, M5J 2Y1
By fax:
1-866-249-7775 for faxes sent from within Canada and the U.S. (or 1-416-263-9524 for faxes sent from outside Canada and the U.S.)
What am I voting on, and how many votes are needed to approve each proposal?
The 4 proposals to be voted on at the Meeting are set forth in the table below.
The Board unanimously recommends that shareholders vote “FOR” each director nominee and “FOR” Proposals 2, 3 and 4.

Votes will be counted by the scrutineer. The following table summarizes the voting requirements for each of the proposals and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	To elect the following 6 director nominees presented by the Board: Kevin Tang, Jeffrey A. Bailey, Kathy Goetz, Peter Greenleaf, Craig Johnson and Tina S. Nova.
Director nominees are elected by a plurality of the “FOR” votes cast. If you select “WITHHOLD” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee; however, under the Company’s Majority Voting Policy, each director nominee must receive more “FOR” votes than “WITHHOLD” votes.
			None	None
2
To approve the appointment of PricewaterhouseCoopers LLP (“PwC”), Chartered Professional Accountants, as the Company’s independent registered public accounting firm until the close of the 2026 Annual General Meeting of shareholders or until a successor is appointed.

The appointment of PwC will be approved by “FOR” votes from the holders of a majority of votes cast. For purposes of this proposal, votes cast at the Meeting include only those votes cast “FOR” the appointment of the independent registered public accounting firm. If you select “WITHHOLD” your vote will not be counted as a vote cast for this proposal.
			None	None
3	To approve on a non-binding advisory basis the Company’s executive compensation set forth in this Proxy Statement/Circular (the “say-on-pay” vote).
The approval of the Company’s executive compensation on a non-binding advisory basis will be determined by the “FOR” votes from the holders of a majority of votes cast. If you select “ABSTAIN”, your vote will not be counted as a vote cast on this proposal. The Board will consider the results of the non-binding advisory vote when considering future decisions related to such proposal.
			None	None
4	To approve an amendment to the Company’s Equity Incentive Plan to increase the maximum number of common shares reserved for issuance pursuant to the Equity Incentive Plan by 6,000,000.
The amendment of the Company’s Equity Incentive Plan will be approved by “FOR” votes from the holders of a majority of votes cast. If you select “ABSTAIN” your vote will not be counted as a vote cast on this proposal.
			None	None

What if another matter is properly brought before the Meeting?
As of the date of this Proxy Statement/Circular, the Board is not aware of any other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the management designated proxy holder (identified on your proxy card) to vote on those matters in accordance with their best judgment.

How do I vote?
Shareholder of Record
If you are a shareholder of record, you may vote online at the Meeting or vote by proxy by mail, over the telephone or through the Internet. Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. If you attend the Meeting and decide to vote online during the Meeting even if you have already voted by proxy, you may vote online pursuant to the provided instructions. Doing so will revoke your prior vote.
•To vote online at the Meeting, follow the instructions to join the Meeting at https://meetings.lumiconnect.com/400-265-961-243, starting at 12:00 p.m., Eastern Time, on Thursday, May 15, 2025. The meeting ID is 400-265-961-243. The password for the Meeting is aurinia2025 (case sensitive). The webcast will open prior to the start of the Meeting and we recommend that you log in at least 15 minutes before the Meeting to ensure you are logged in when the Meeting begins.
•To vote by mail using the proxy card, complete, sign and date the proxy card delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Meeting by 12:00 p.m., Eastern Time, on May 13, 2025, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting, we will vote your shares as you direct.
•To vote over the telephone, dial toll-free 1-866-732-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the proxy card.
•To vote through the Internet, go to www.investorvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card.
Beneficial Owner
If you are a beneficial owner, you should have received voting instructions from your holding organization. Simply follow the voting instructions to ensure that your vote is counted. Aurinia may utilize Broadridge’s QuickVoteTM service to assist eligible shareholders with voting their shares directly over the phone.
Should you wish to vote online at the Meeting (or have a third-party vote on your behalf online at the Meeting), you need to strike out the names of the management designees and insert your or a third party’s name into the appropriate space on the VIF. Do not fill out your voting instructions. Follow the instructions for submitting the VIF by the appropriate deadline, as the instructions and deadline may vary depending on the intermediary. It is important that you comply with the signature and return instructions provided by your intermediary.
What happens if I do not vote?
Shareholder of Record
If you are a shareholder of record and do not vote by completing your proxy card, by telephone, through the Internet or online at the Meeting, your shares will not be voted.
Beneficial Owner
If you are a beneficial owner and you do not provide instructions how to vote your shares, in accordance with section 153 of the Business Corporation Act (Alberta) (the “ABCA”) your bank, broker, fiduciary or custodian is not permitted to vote your shares.
What if I return a proxy card or otherwise vote without marking voting selections?
If you are a shareholder of record and return a signed and dated proxy card without marking voting selections, your common shares will be voted “FOR” each director nominee and “FOR” Proposals 2, 3 and 4. If any other matter is properly presented at the Meeting, your proxy holder (named on your proxy card) will vote your shares using their best judgment.
Can I submit a question for the Meeting?
Shareholders who attend the Meeting and log in as a registered shareholder using their control number will have an opportunity to submit questions during a portion of the Meeting. Instructions for submitting a question during the Meeting will be provided on the Meeting website.

What should I do if I need technical support during the Meeting?
The Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Attendees should ensure they have a strong Internet connection, allow plenty of time to log in and can hear streaming audio prior to the start of the Meeting.

If you experience any technical difficulties accessing the Meeting or during the Meeting, please email
support-ca@lumiglobal.com for assistance. Technicians will be ready to assist you with any technical difficulties you may have, beginning 15 minutes prior to the start of the Meeting, and the technicians will be available through the conclusion of the Meeting. Additional information regarding matters addressing technical and logistical issues, including technical support during the Meeting, will be available on the Meeting website.

Who is paying for this proxy solicitation?
We will pay for the cost of soliciting proxies associated with this Proxy Statement/Circular. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We have also engaged Alliance Advisors to assist us in connection with the solicitation of proxies and communications with shareholders, recommending corporate governance best practices, where applicable, liaising with advisory firms, developing and implementing shareholder communication strategies and advice with respect to the Meeting and proxy protocol. In connection with these services, Alliance Advisors is expected to receive a fee of $22,000 plus taxes and expenses.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Shareholder of Record
Yes. You can revoke your proxy at any time before the final vote at the Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at Aurinia Pharmaceuticals Inc., #140, 14315 – 118 Avenue Edmonton, AB T5L 4S6 Canada. Notice must be received prior to the commencement of the Meeting in order to be timely.
•You may virtually attend the Meeting and vote online at the Meeting. Simply attending the Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions by mail or vote by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Meeting.
Your most recently submitted proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner
If you are a beneficial owner, you should follow the instructions provided by your bank, broker, fiduciary or custodian in order to change your vote or revoke your proxy.
When are shareholder proposals and director nominations due for next year’s annual meeting?
From time to time, shareholders may present proposals that may be proper subjects to add to the agenda for consideration at a general meeting of shareholders. The ABCA has specific restrictions on which shareholders can submit shareholder proposals, and the topic of those proposals. A proposal must comply with all of the requirements of the ABCA to be validly submitted. The proposal must be submitted at least 90 days before the anniversary date of the last annual meeting of the Company's shareholders (being February 13, 2026 for the 2026 annual general meeting of shareholders, based on the planned date for the Meeting).

In addition, there are specific requirements for shareholder proposals under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 14a-8 of the Exchange Act, to be eligible for inclusion in the Company’s proxy materials for the 2026 annual general meeting of shareholders, shareholder proposals must be received by the Company not later than December 18, 2025, which is 120 days prior to the anniversary of the date this Proxy Statement/Circular was first released to shareholders with respect to the Meeting. This date will change if the date of 2026 Annual General Meeting of shareholders is 30 calendar days earlier or later than May 15, 2026. A proposal must comply with all of the requirements of the Exchange Act to be validly submitted.
Accordingly, shareholders should submit any proposals for inclusion in the Company’s proxy materials prior to December 18, 2025 to be in compliance with both requirements.
Proposals should be addressed to: Aurinia Pharmaceuticals Inc., #140, 14315 – 118 Avenue Edmonton, AB T5L 4S6 Canada, Attn: Corporate Secretary.
We received no shareholder proposals for the Meeting.
The Company’s by-laws include advance notice provisions (the “Advance Notice Provisions”) that require that advance notice must be provided to the Company in circumstances where nominations of persons for election to the Board are made by shareholders in specific circumstances. Among other things, the Advance Notice Provisions fix a deadline by which holders of record of common shares must submit director nominations to the secretary of the Company prior to any annual or special meeting of shareholders and sets forth the specific information a shareholder must include in the written notice to the secretary of the Company for an effective nomination to occur.
No person will be eligible for election as a director unless nominated in accordance with the provisions of the Advance Notice Provisions. In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting; provided, however, in the event that the annual meeting is to be held on a date that is less than 60 days after the date on which the first public announcement of the date of the annual meeting was made, notice must be made not later than the close of business on the tenth day following such public announcement.
Please refer to the full text of the Advance Notice Provisions which are set out in Section 15 of our Amended and Restated By-law No. 2, filed as an exhibit to our Current Report on Form 8-K filed with the SEC on September 12, 2024.
In addition to the Advance Notice Provisions, the SEC has adopted Rule 14a-19 (known as the universal proxy rules), which governs proxy contests for companies subject to the U.S. proxy rules for shareholder meetings. Under the universal proxy rules, shareholders who seek to nominate a director for election to a company's board of directors must submit to the company no later than 60 days prior to the anniversary date of that company's prior annual meeting the information required under Rule 14a-19. The deadline for compliance with the universal proxy rules’ nomination requirements for the annual meeting of shareholders to be held in 2026, provided that meeting is held within 30 days of May 15, 2026, will be March 16, 2026.
The deadline for compliance with the Advance Notice Provisions for the Meeting was March 27, 2025. As of the date hereof, the Company has not received any valid nominations for directors from any third party.

How are votes counted?
Votes will be counted by the scrutineer appointed for the Meeting, who will separately count, for proposals 1 and 2, votes “FOR” or “WITHHOLD”, and with respect to proposals 3 and 4, votes “FOR,” “AGAINST” or “ABSTAIN.” Broker non-votes have no impact on the outcome of the vote for Proposals 1, 3 and 4. We do not expect any broker non-votes on Proposal 2.
What are “broker non-votes”?
A “broker non-vote” occurs when a beneficial owner of common shares held in “street name” does not give instructions to his or her bank, broker, fiduciary or custodian holding the common shares as to how to vote on a matter. Under the ABCA the bank, broker, fiduciary or custodian cannot vote the shares.

As a reminder, if you are a beneficial owner of shares held in “street name,” in order to ensure your shares are voted, you must provide voting instructions to your bank, broker, fiduciary or custodian holding the common shares by the deadline provided in the materials you receive from your bank, broker, fiduciary or custodian.

What is the quorum requirement?
A quorum of shareholders is necessary for the transaction of business at any meeting of shareholders. A quorum will be present if at least two (2) shareholders or proxy holders who hold, in the aggregate, at least thirty-three and one-third percent (33 1/3%) of the outstanding common shares of the Company are present at the Meeting. Common shares that are voted “FOR,” “WITHHOLD,” “AGAINST,” “ABSTAIN” and broker non-votes are treated as being present at the Meeting for purposes of establishing a quorum.
Holders of at least 45,548,810 common shares must be present via virtual attendance or represented by proxy at the Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank, broker, fiduciary or custodian) or if you attend online at the Meeting. If there is no quorum, the holders of a majority of common shares present at the Meeting via virtual attendance or represented by proxy may adjourn the Meeting to another date.
How can I find out the Meeting voting results?
Preliminary voting results may be announced at the Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended current report on Form 8-K to publish the final results.
RECEIPT OF FINANCIAL STATEMENTS
At the Meeting, shareholders will receive and consider the annual consolidated financial statements of the Company for the year ended December 31, 2024 and the auditor’s report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken.

PROPOSAL 1:
ELECTION OF DIRECTORS
Each individual listed below has been nominated for election to the Board, of which 4 of the nominees are incumbent directors and 2 are new director nominees. Director nominees elected at the Meeting will hold office until the 2026 annual general meeting of shareholders or until their qualified successor has been duly elected or appointed, unless their office is vacated earlier in accordance with the by-laws of the Company or the ABCA. The Company is not aware whether any of the nominees will be unable or unwilling to serve. However, should the Company become aware of such an occurrence prior to the Meeting, the proxy holder may use the discretionary power granted under such proxy to vote for any substitute nominee(s) whom the Company may select.
Directors are elected by a plurality of the “FOR” votes cast. Accordingly, the 6 nominees receiving the highest number of affirmative votes will be elected. If you select “WITHHOLD” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee; however, under the Company’s Majority Voting Policy, each director nominee must receive more “FOR” votes than “WITHHOLD” votes.
The Company’s Majority Voting Policy applies only in the event of an uncontested election, whereby the number of director nominees for election is the same as the number of directors to be elected to the Board. Under the Majority Voting Policy, if a director receives more “WITHHOLD” votes than “FOR” votes, such director is required to tender their resignation. Within 90 days of the Board receiving the results of the vote, the Board must announce its determination whether to accept such resignation by either filing a Current Report on Form 8-K or issuing a press release. In considering whether to accept the resignation, the Board will consider all factors deemed relevant by members of the Board. A director who tenders a resignation pursuant to this policy will not participate in any meeting of the Board or any committee at which the resignation is considered. The director nominees have agreed to comply with the Company’s Majority Voting Policy and any future nominees will be asked to agree to comply with such policy.

Name, Province, State and Country of Residence	Date First Elected / Appointed	Age	Present Principal Occupation	Position Held with the Company
Kevin Tang California United States	September 12, 2024	58	President of Tang Capital Management, LLC	Chair of the Board
Jeffrey A. Bailey New Hampshire United States	August 18, 2023	63	Corporate Director	Director
Kathy Goetz Iowa United States	New Director Nominee	58	Corporate Director	New Director Nominee
Peter Greenleaf Maryland United States	April 29, 2019	55	President and Chief Executive Officer (“CEO”) of the Company	Director, President and Chief Executive Officer
Craig Johnson California United States	November 7, 2024	63	Corporate Director	Director
Tina S. Nova California United States	New Director Nominee	71	Corporate Director	New Director Nominee

Kevin Tang, Director, Chair of the Board and Chair of the Governance Committee
Kevin Tang is the President of Tang Capital Management, LLC, a life sciences-focused investment company he founded in 2002. From 2014 through its acquisition by Innoviva, Inc. in 2022, he was Chairman of La Jolla Pharmaceutical Company. In 2013, Mr. Tang founded Odonate Therapeutics, Inc. and served as its Chairman and Chief Executive Officer through 2022. He co-founded Heron Therapeutics, Inc. in 2009 and served as Director from 2009 to 2012 and Chairman from 2012 to 2020. From 2009 through its acquisition by Endo Pharmaceuticals, Inc. in 2010, Mr. Tang was a director of Penwest Pharmaceuticals Co. In 2006, he co-founded Ardea Biosciences, Inc. and served as a director through its acquisition by AstraZeneca PLC in 2012.

From 2001 to 2008, Mr. Tang served as a director of Trimeris, Inc. From 1993 to 2001, he was a research analyst at Deutsche Banc Alex Brown, Inc., an investment banking firm, and most recently was a Managing Director and head of the firm’s Life Sciences research group. Mr. Tang received a B.S. degree from Duke University. Our Board has concluded that Mr. Tang should serve as a director based on his experience forming and building biotechnology companies, serving as a director of biotechnology companies and serving as a manager of funds specializing in the area of life sciences.
Jeffrey A. Bailey, Director, Chair of the Compensation Committee
Jeffrey A. Bailey has served on the board of Aberdeen Investments since 2023. From 2020 through its acquisition by Aberdeen Investments in 2023, he was Chairman of Tekla Capital Management LLC. Mr. Bailey also served as the Chairman of Aileron Therapeutics Inc. from 2017 to 2023 until the merger with Lung Therapeutics, Inc. He has held multiple President, Chief Executive Officer, and leadership roles at biotech and pharmaceutical companies where he oversaw improvements in strategic operations and led the organizations through successful acquisitions, including BioDelivery Sciences International, Inc. from 2020 to 2022, Illuminoss Medical, Inc. from 2018 to 2020, Neurovance, Inc. from 2015 to 2017, Lantheus Medical Imaging from 2013 to 2015, including its IPO as CEO, and Fougera Pharmaceuticals Inc. from 2011 to 2012.
From 2010 to 2011, Mr. Bailey served as Chief Commercial Officer at King Pharmaceuticals, Inc., where he led more than 750 employees delivering more than $1.5 billion in annual sales. From 2008 to 2010, he was President and General Manager at Novartis, where he led a 1,000-member primary care and specialty pharma team delivering more than $825 million in annual sales.
Mr. Bailey began his career in 1984 at the Johnson & Johnson Family of Companies where he earned successive leadership roles over the course of 20 years. He holds a degree in Business Administration from Rutgers University. Our Board has concluded that Mr. Bailey should serve as a director based on his background and corporate pharmaceutical experience.
Kathy Goetz, New Director Nominee
Kathy Goetz has more than 30 years of pharmaceutical and biotech experience. She is an accomplished commercial executive and board member with a strong command of the healthcare landscape and a record of commercial success. Ms. Goetz has demonstrated consistent results driving revenue and growth across diverse therapeutic areas and product lifecycle stages.
Ms. Goetz currently serves as a director at four funds managed by Aberdeen Investments, a registered investment adviser, supporting the fund’s family of four healthcare funds with $3 billion in investments predominantly in securities of public and private healthcare companies.
Ms. Goetz brings expertise in commercial strategy, business and product development, operational effectiveness, finance, corporate governance, and market access.
Most notably, she spent over 25 years with Novartis Pharmaceuticals, where she gained a breadth of experience and success throughout a diversity of advancing roles across the organization. Ms. Goetz served as VP and Head of Sales, where she led the U.S. Neuroscience Franchise commercial sales organization to deliver sales results while increasing productivity, efficiency, and growth across a $2.0 billion specialty portfolio. As Executive Director and Head of US Strategic Accounts, she led a cross-functional team to deliver $1.2 billion in strategic account sales and business impact within Multiple Sclerosis Centers of Excellence. Throughout her tenure at Novartis Ms. Goetz successfully held various roles, including strategic and market planning, marketing, sales, and leadership.
She has received numerous industry leadership awards, including the Healthcare Businesswomen’s Association Rising Star Award. Ms. Goetz graduated from Iowa State University with a degree in Business Administration and Finance. Our Board has concluded that Ms. Goetz should serve as a director based on background and commercial expertise in the rheumatology and nephrology areas.
Peter Greenleaf, Director, President and CEO
Peter Greenleaf currently serves as the Chief Executive Officer and member of the Board of Directors of Aurinia. From March 2018 to April 2019, he served as the CEO of Cerecor Pharmaceuticals, Inc. (now Avalo Therapeutics, Inc.). From March 2014 to February 2018, Mr. Greenleaf served as CEO and Chairman of Sucampo Pharmaceuticals, Inc. Sucampo was focused on the development and commercialization of medicines to meet major unmet medical needs of patients worldwide and was sold in February 2018 to UK pharmaceutical company, Mallinckrodt PLC. From June 2013 to March 2014, he served as CEO and a member of the Board of Directors of Histogenics Corporation, a regenerative medicine company. From 2006 to 2013, Mr. Greenleaf was employed by MedImmune LLC, the global biologics arm of AstraZeneca, where he most recently served as

President. From January 2010 to June 2013, he also served as President of MedImmune Ventures, a wholly-owned venture capital fund within the AstraZeneca Group.
Prior to serving as President of MedImmune, Mr. Greenleaf was Senior Vice President, Commercial Operations of the company, responsible for its commercial, corporate development, and strategy functions. He has also held senior commercial roles at Centocor, Inc. (now Jansen Biotechnology, Johnson & Johnson) from 1998 to 2006 and at Boehringer Mannheim (now Roche Holdings) from 1996 to 1998.
Mr. Greenleaf previously partnered with Governor Martin O’Malley to chair the Maryland Venture Fund Authority, whose vision was to oversee the implementation of Invest Maryland, a public-private partnership to spur venture capital investment in the state. In addition, he has extensive public and private board experience and has served in leadership roles on both BIO and PhRMA throughout the years. Mr. Greenleaf earned an MBA from St. Joseph’s University and a B.S. from Western Connecticut State University. Our Board has concluded that Mr. Greenleaf should serve as a director based on his background, leadership role with the Company and corporate pharmaceutical experience.
Craig Johnson, Director, Chair of the Audit Committee
Craig Johnson has more than 30 years of experience serving in senior financial management roles and governing corporations, primarily in the biotechnology industry. He has served as a director of Heron Therapeutics, Inc. since 2014.
Mr. Johnson previously served as a director of Mirati Therapeutics, Inc. from 2013 until its acquisition by Bristol Myers Squibb in 2024, and as a director of La Jolla Pharmaceutical Company from 2013 until its acquisition by Innoviva, Inc. in 2022. He served as a director of Odonate Therapeutics, Inc. from 2017 to 2022, as a director of Decipher Biosciences, Inc. from 2015 to 2018, and as a director of Adamis Pharmaceuticals Corporation from 2011 to 2014. Mr. Johnson served as a director of Ardea Biosciences, Inc. from 2008 until its acquisition by AstraZeneca PLC in 2012.
He served as Vice President and Chief Financial Officer of TorreyPines Therapeutics, Inc. from 2004 until its sale to Raptor Pharmaceuticals Corp. in 2009, and then as Vice President of a wholly owned subsidiary of Raptor Pharmaceutical Corp. from 2009 to 2010. From 1994 to 2004, Mr. Johnson held various positions at MitoKor, Inc., concluding his service as Chief Financial Officer and Senior Vice President of Operations. He practiced as a Certified Public Accountant with Price Waterhouse, and he received a B.B.A. degree in accounting from the University of Michigan-Dearborn. Our Board has concluded that Mr. Johnson should serve as a director based on his experience serving as a director of biotechnology companies and his expertise in financial management.
Tina S. Nova, New Director Nominee
Tina S. Nova, Ph.D. is a dynamic life sciences executive renowned for her innovation and visionary leadership in the field of biosciences and molecular diagnostics. With a career spanning nearly four decades, Dr. Nova has led three companies from inception through the IPO process followed by two successful major acquisitions. She has deep experience in product development, laboratory operations, R&D, product commercialization, sales, marketing, managed care, and human resources.
As former President and Chief Executive Officer of Decipher Biosciences, Inc. from 2018 to 2021, Dr. Nova helped spearhead transformative advancements in urologic cancer diagnostics, culminating in the company's acquisition by Veracyte, Inc. for $600 million in 2021. She also served as President of Veracyte from 2021 to 2023. Dr. Nova was President and Chief Executive Officer of Molecular Stethoscope, Inc. from 2015 to 2018, and was Executive Vice-President and General Manager of Illumina, Inc. from 2014 to 2015. She served as President and Chief Executive Officer of Genoptix, Inc. from 2000 to 2014, leading their IPO in 2008 and acquisition by Novartis for $330 million in 2011. From 1984 to 2000, Dr. Nova served in various roles at Hybritech Incorporated, Selective Genetics, Inc. and Nanogen, Inc.
She has been a director of several public and private companies throughout her career, including serving as board chairman and executive chairman. Dr. Nova has been a contributing member and has chaired several life science board committees, including Compensation, ESG, Nominating and Governance, Human Resources, and Audit and Finance.
She has received several leadership awards, including the WEDO Women Entrepreneur’s Pioneer Award, the EY Entrepreneur of the Year in Life Sciences award, and the Lifetime Achievement Award from Athena Health. Dr. Nova has published numerous research articles and holds several patents. She earned her B.S. in Biological Sciences from the University of California, Irvine, and her Ph.D. in Biochemistry from the University of California, Riverside. Dr. Nova conducted her Post-Doctoral Research at New York University Medical Center. Our Board has concluded that Dr. Nova should serve as a director based on her background and financial experience.

Other Board Membership
The following table identifies the directorships of the directors and director nominees for other reporting issuers or their equivalent:

Name	Name of Issuer	Name of Exchange of Market
Jeffrey A. Bailey	Funds managed by Aberdeen Investments(1)	NYSE: THW, THQ, HQL, HQH
Kathy Goetz	Funds managed by Aberdeen Investments(1)	NYSE: THW, THQ, HQL, HQH
Craig Johnson	Heron Therapeutics, Inc.	NASDAQ: HRTX
Tina S. Nova	Exagen Inc. Azenta Inc.	NASDAQ: XGN NASDAQ: AZTA
(1)abrdn Healthcare Investors (NYSE: HQH), formerly Tekla Healthcare Investors; abrdn Life Sciences Investors (NYSE: HQL), formerly Tekla Life Sciences Investors; abrdn Healthcare Opportunities Fund (NYSE: THQ), formerly Tekla Healthcare Opportunities Fund; and abrdn World Healthcare Fund (NYSE: THW), formerly Tekla World Healthcare Fund.
Required Vote
Each director nominee will be elected by a plurality of the “FOR” votes cast. If you select “WITHHOLD” with respect to the election of a director nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee. However, under the Company’s Majority Voting Policy a director is required to tender their resignation for consideration by the Board if the director receives more “WITHHOLD” votes than “FOR” votes. Broker non-votes will have no effect on the outcome of the vote.
Our Board unanimously recommends
that you vote “FOR” each named nominee.

PROPOSAL 2:
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends that shareholders vote to approve the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company's independent registered public accounting firm until the close of the 2026 annual general meeting of shareholders or until a successor is appointed. PwC has audited the Company's financial statements since at least 1997. In accordance with Section 203 of the Sarbanes-Oxley Act, the lead and concurring partners are subject to rotation requirements after 5 years. Representatives of PwC are expected to be present at the Meeting. They will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to us by PwC for each of the periods below.

	Year Ended December 31,
	2024	2023
Audit fees	$1,132,698	$1,043,046
Audit-related fees	12,183	9,366
Tax fees	200,279	267,075
Other fees	—	—
Total fees	$1,345,160	$1,319,487
Audit Fees. Audit fees consist of fees for professional services provided by PwC for: (i) the annual audit of our consolidated financial statements and of the effectiveness of internal control over financial reporting included in our Annual Report on Form 10-K; and (ii) the reviews of our unaudited condensed consolidated financial statements included in our quarterly reports on Form 10-Q.
Audit-Related Fees. Audit-related fees consist of Canadian Public Accountability Board fees for Canadian public company audit clients.
Tax Fees. Tax fees include tax compliance services related to tax return filings and support for an examination by Canada Revenue Agency for the years ended December 31, 2019, 2020 and 2021, transfer pricing assistance, tax advice and tax planning for various taxation matters.
Pre-Approval Policy and Procedures
Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. These policies and procedures generally provide that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee.
All fees for services provided by PwC during the years ended December 31, 2024 and 2023 were pre-approved by the Audit Committee.
Proposed Resolutions
It is proposed that at the Meeting the following resolution be adopted:
“RESOLVED, that the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm until the close of the 2026 annual general meeting of shareholders or until a successor is appointed is hereby approved.”
Required Vote
“FOR” votes from the holders of a majority of votes cast is required to approve the appointment of PwC as the Company’s independent registered public accounting firm until the close of the 2026 annual general meeting of shareholders or until a successor is appointed. “WITHHOLD” votes will not be counted as votes cast and we do not expect any broker non-votes.
Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

PROPOSAL 3:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
At the Meeting, the shareholders will vote to approve, on a non-binding advisory basis, the Company’s executive compensation in accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) (the “say-on-pay” vote). The say-on-pay vote is an advisory vote on the compensation of the Company’s Named Executive Officers (the “NEOs”), as such compensation is disclosed pursuant to Item 402 of Regulation S-K in the section titled “Executive Compensation” in this Proxy Statement/Circular.
Although the say-on-pay vote is not binding on either the Company, the Board or the Compensation Committee, the Board will carefully assess the voting results. Our Board values the opinions of our shareholders, and will consider our shareholders’ concerns and evaluate what actions may be appropriate to address those concerns. The section titled “Executive Compensation” in this Proxy Statement/Circular discusses our shareholder engagement efforts over the past year, including how we sought to understand and respond to last year’s “say-on-pay” vote results, and reflects our commitment to consult directly with shareholders to better understand any significant views expressed in the context of matters voted upon at our annual shareholder meetings.
We conducted a non-binding advisory vote on the frequency of future say-on-pay votes held at the 2021 annual general and special meeting of shareholders held on June 7, 2021. Shareholders voted in support of holding a non-binding advisory say-on-pay vote every year, instead of every two or three years. The Board considered the outcome of that advisory vote and determined that the Company will hold say-on-pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say-on-pay votes.
We encourage shareholders to read the section of the Proxy Statement/Circular titled “Executive Compensation”, which describes in more detail how our executive compensation policies and practices operate and are designed to achieve our compensation objectives. The Board and the Compensation Committee believe that the policies and practices described in the section of this Proxy Statement/Circular titled “Executive Compensation” reflect our competitive pay positioning strategy, emphasis on incentive-driven pay, and effective use of goals aligned with our business strategy. The Board and the Compensation Committee believe that the compensation of our executive officers reported in this Proxy Statement/Circular is appropriately tied to our financial, operational, and corporate performance, supports our commitment to strong compensation governance, and provides market based opportunities to attract, retain, and motivate our executive officers in an intensely competitive market for qualified talent.
Proposed Resolutions
Pursuant to Section 14A of the Exchange Act, the Board is asking the shareholders to indicate their support for the compensation of the Company’s NEOs as described in this Proxy Statement/Circular by casting a non-binding advisory vote “FOR” the following non-binding resolution:
“RESOLVED, on a non-binding advisory basis and not to diminish the role and responsibilities of the Board of Directors, that the shareholders approve the executive compensation paid to the Company’s named executive officers disclosed in the Company's proxy statement and management information circular for the annual general meeting of shareholders of the Company to be held on May 15, 2025.”
Required Vote
Advisory approval of this proposal requires “FOR” votes from the holders of a majority of votes cast. “ABSTAIN” votes and broker non-votes will have no effect.

Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

PROPOSAL 4:

AMENDMENT TO EQUITY INCENTIVE PLAN
We use our Equity Incentive Plan to provide meaningful equity incentives to recruit, retain and reward qualified employees, officers and directors and align the interests of such individuals with the interests of our shareholders. Following a review conducted with the assistance of Willis Towers Watson U.S. LLC (“WTW”), our independent compensation consultants, the Board has determined that it is appropriate to increase the total number of shares reserved for issuance pursuant to the Equity Incentive Plan by 6,000,000 shares (or 4.4% of total shares outstanding as of April 12, 2025) (the “Plan Amendment”). Increases to the shares reserved for issuance pursuant to the Equity Incentive Plan require shareholder approval. Our Board has unanimously approved the Plan Amendment, subject to such shareholder approval.
2025 Equity Grants
For 2025, we have redesigned our employee equity incentive program to strengthen its alignment with shareholder interests. Specifically, 2025 annual equity grants for all employees are comprised of either performance awards or stock options, both of which only have value if the price of Aurinia’s common shares appreciates. Beginning in fiscal 2025, restricted stock units (“RSUs”) that are subject to only time-based vesting conditions are no longer being granted.
Equity Incentive Plan Summary
The following table summarizes shares available under the Equity Incentive Plan and outstanding equity, including outstanding inducement grants that were made outside of the Equity Inventive Plan, as of the Record Date:

	Number of Shares	As a Percentage of Shares Outstanding (1)
Options outstanding(2)	9,972,343	7.3%
Full-value awards outstanding (3)	4,915,012	3.6%
Total Shares subject to issuance	14,887,355	10.9%

Total Shares available for future issuance	2,534,198	1.9%
Proposed increase in shares available for future grant	6,000,000	4.4%
Proposed shares available for future grant	8,534,198	6.2%
(1)Based upon 136,646,428 common shares issued and outstanding as of the Record Date. This number excludes 135,515 shares repurchased by the Company that are outstanding and are being submitted for cancellation.
(2)The options outstanding include 2,515,918 awards granted as inducement awards.
(3)The full-value awards outstanding include 2,812,788 RSUs, 2,033,362 performance awards and 68,862 awards granted as inducement awards.
The weighted-average exercise price of the outstanding stock options as of the record date was $10.07. The weighted-average remaining term of outstanding stock options is approximately 6.7 years.
No other substantive amendments are proposed to the Equity Incentive Plan. Certain minor housekeeping amendments are also proposed, as outlined in Appendix C. If the Plan Amendment is not approved, the Equity Incentive Plan, without amendment, will continue unaffected.
Summary of the Material Terms of the Equity Incentive Plan
The following summary describes the material terms of the Equity Incentive Plan and provides a general description of the U.S. federal income tax consequences applicable to certain transactions involving awards under the Equity Incentive Plan. The summary below is qualified in its entirety by reference to the full text of the Equity Incentive Plan which is attached hereto as Appendix C and includes the proposed amendment (proposed additions are indicated by bold, underlined italicized text and proposed deletions by over striking).

On April 12, 2025, the last reported sale price of our common shares on the Nasdaq Global Select Market was $7.41.

Number of Securities Issuable. For information on the total number of common shares issuable under the Equity Incentive Plan, see the table above under “Equity Incentive Plan Summary” and the full terms of the Equity Incentive Plan set out in Appendix C hereto. The number of securities issuable pursuant to the Equity Incentive Plan is proposed to be amended as described above.
Administration. The Equity Incentive Plan is administered by the Board (or a committee thereof) which has the power to (i) grant awards (options, performance awards, restricted units, or RSUs); (ii) reserve common shares for issuance upon the exercise of awards; (iii) determine the terms, limitations, restrictions and conditions respecting award grants; (iv) interpret the Equity Incentive Plan and adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Equity Incentive Plan; and (v) make all other determinations and take all other actions in connection with the implementation and administration of the Equity Incentive Plan.
Eligible Persons. “Service Providers” are eligible to receive grants of awards under the Equity Incentive Plan. “Service Providers” is defined as bona fide directors, officers, employees, management company employees and consultants and also includes a company of which 100% of the share capital is beneficially owned by one or more individual Service Providers. As of April 12, 2025, approximately 6 non-management directors, 5 officers, 118 employees, no management company employees and no consultants could be eligible to participate in the Equity Incentive Plan.
Shareholder Approval. Shareholder approval for certain matters relating to the Equity Incentive Plan, including amendments thereto to permit the issuance of additional common shares thereunder, is required pursuant to the terms of the Equity Incentive Plan or applicable securities laws and regulations.
Express prohibition on the “liberal” recycling of shares. The Equity Incentive Plan includes an express prohibition on the liberal recycling of Plan Shares. For example, shares surrendered or withheld in the payment of the exercise or purchase price of any award or to satisfy tax withholding obligations with respect to an award do not return to the Equity Incentive Plan to be granted pursuant to future awards.
Grants to One Person. The number of common shares reserved for issuance to any one person under the Equity Incentive Plan may not exceed 5% of the outstanding common shares at the time of grant less any common shares reserved for issuance to such person under share compensation arrangements other than the Equity Incentive Plan.
Exercise Price of Stock Options. The exercise price of stock options under the Equity Incentive Plan will be set by the Board at the time of grant and cannot be less than the closing trading price for the common shares on the stock exchange with the highest volume of trading on the day immediately prior to the date of grant.
Vesting. Vesting of awards is at the discretion of the Board. No time-based award may vest until at least 12 months following the date of grant of such award and no performance-based award may have a performance period of less than 12 months, except for: (a) shares issued in satisfaction of fully vested cash obligations, and (b) up to 5% of the share reserve may be subject to awards that do not meet such vesting requirements.
Term of Awards. Awards granted under the Equity Incentive Plan will have a maximum term of ten years from their date of grant.
No Assignment. All awards will be exercisable only by the recipient to whom they are granted and are non-assignable and non-transferable other than in the case of death.
Termination of Exercise Right. No awards may be exercised after the holder has left the employ or service of the Company except as follows:
•in the event of the holder’s death, any vested award held by the holder at the date of death will be exercisable by the holder’s lawful personal representatives, heirs or executors until the earlier of: (i) 12 months after the date of death; or (ii) the date of expiration of the term otherwise applicable to such award;
•in the event of a holder’s disability, any vested award will be exercisable until the earlier of: (i) 12 months after the date the Board makes a determination of disability; and (ii) the date of expiration of the term of such award;
•vested awards will generally expire 90 days after the date the holder ceases to be employed by, provide services to, or be a director or officer of, the Company, and any unvested awards shall immediately terminate.

Acceleration of Vesting. Subject to the terms of each award, if a holder's employment terminates by reason of death, disability or without cause, and such employee was continuously employed by the Company for a minimum of 3 years, any awards held by such employee shall become fully vested and exercisable and may thereafter be exercised during the time periods set out above.
Change In Control Specifications. Awards with time-based vesting requirements would vest immediately prior to the effectiveness of a change in control. Awards with performance-based vesting requirements would vest immediately prior to the effectiveness of a change in control with a deemed achievement of 100% of the performance metrics. In the event of a change in control, all awards will terminate unless they are assumed by the surviving entity or equitably converted, substituted or continued as part of the change in control. In that event, recipients will have a reasonable period prior to the effectiveness of the change in control to exercise the vested portion of any award prior to its termination.
Extension of Expiry Period. If an award is set to expire during, or within 9 business days of the expiry of, a blackout period, the expiry date of the award will be extended to 10 business days after the trading restrictions are lifted.
New Plan Benefits
The issuance of any awards under the Equity Incentive Plan is at the discretion of the Compensation Committee. In addition, the benefit of any awards granted under the Equity Incentive Plan depend on a number of factors, including the fair market value of our common shares on future dates, among other things. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future.

Additional Plan Information
The outstanding aggregate number of common shares subject to stock options and other equity awards under the Equity Incentive Plan since its inception through and including the Record Date is set forth in the table below.

Name	Options Granted (#)	Shares Subject to Stock Awards(1) (#)
Peter Greenleaf(2)	1,795,185	1,286,460
Joe Miller	573,066	395,095
Max Donley	791,431	439,554
Greg Keenan(2)	95,570	108,078
Stephen P. Robertson(2)	450,985	381,625
All current executive officers as a group (5 people)	3,706,237	2,610,812
All current directors who are not executive officers as a group (6 people)	491,556	69,171
All nominees for election as directors who are not executive officers as a group (5 people)	79,288	32,766
Each associate of any such directors, executive officers, or nominees	—	—
Each other person who received or is to receive 5% of such options, warrants, or rights	—	—
All eligible employees, including all current officers who are not executive officers, as a group (118 people)	3,258,632	2,166,167
(1)     Stock awards were in the form of RSUs and performance awards. Unearned performance-based awards are reflected assuming “maximum” performance and earned performance-based awards are reflected at the earned share amounts. See the Compensation Discussion and Analysis for additional details.
(2)     Excludes the employment inducement awards issued in 2019 to Mr. Greenleaf, in 2020 to Mr. Robertson and in 2023 to Dr. Keenan in connection with their recruitment, granted outside of the Company's Equity Incentive Plan as an inducement material to the new employee entering into employment with the Company in accordance with the rules of the applicable stock exchange at the time of grant.
On the Record Date, the last reported sale price of our common shares on the Nasdaq Global Select Market was $7.41.
Material United States Federal Income Tax Consequences
The following summarizes material United States federal income tax consequences of awards that may be granted under the Equity Incentive Plan. The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.
Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an option holder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the option holder is employed by us or one of our affiliates, that income will be subject to withholding taxes. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the option holder.
Incentive Stock Options. The Equity Incentive Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code (“ISO”). Under the Code, an option holder generally is not subject to ordinary income tax upon the grant or exercise of an ISO (although, in certain circumstances, there may be an item of adjustment included for alternative minimum tax purposes). If the option holder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an option holder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the option holder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are generally allowed a deduction in an amount equal to the ordinary income includible in income by the option holder.
Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Restricted Stock Units (“RSU”) and Performance Awards (“PA”). A distribution of common shares or a payment of cash in satisfaction of RSUs or a PA will be taxable as ordinary income when the distribution or payment is actually or constructively received by the recipient. Generally, the recipient of a RSU structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Dividend Equivalents Rights. Recipients under the amended Equity Incentive Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the recipient pursuant to the award. If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount and generally at the same time as the recipient recognizes ordinary income.
Unrestricted Shares. A holder of unrestricted common shares will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The Company will be entitled to deduct the amount of any ordinary income taxable to the recipient if it complies with applicable reporting requirements.
Upon the holder’s disposition of unrestricted shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the holder has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.
Tax Withholding. Ordinary income taxable to an employee in connection with an award generally is subject to withholding.
Section 162(m) Limitations. Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).
Registration with the SEC
If the Plan Amendment is approved by our shareholders, we intend to file a Registration Statement on Form S-8 relating to the issuance of additional common shares under the Equity Incentive Plan with the SEC pursuant to the Securities Act of 1933, as amended.

Proposed Resolutions
It is proposed that at the Meeting the following resolution be adopted:
“RESOLVED that the proposed amendment and restatement of the Company’s Equity Incentive Plan, in the form attached as Appendix C to the Company's proxy statement and management information circular for the annual general meeting of shareholders of the Company to be held on May 15, 2025, to increase the maximum fixed number of common shares reserved for issuance pursuant to the Equity Incentive Plan by 6,000,000 common shares, be approved.”
Required Vote
“FOR” votes from the holders of a majority of votes cast is required to approve the Plan Amendment. “ABSTAIN” votes and broker non-votes will have no effect.

Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE
Corporate Governance Highlights and Guidelines
We recognize the importance of a good framework for sound, long-term governance and have the following best practices in place:

✓ Majority of the Board (86%) and majority of nominees (83%) are independent	✓ Annual board and committee self- evaluation	✓ Majority voting in uncontested elections
✓ Presiding Chair of the Board is an independent director, with separation of the CEO and Chair roles	✓ Regular director refreshment, together with annual director elections	✓ No poison pill in effect
✓ Wholly independent Audit, Compensation and Governance Committees	✓ Regular executive sessions of independent directors	✓ Stock ownership guidelines for directors and executive officers
Independence of the Board of Directors
Our Board has determined that all of our directors and director nominees are independent directors, as defined under applicable Nasdaq and Canadian rules, except for Mr. Greenleaf. Mr. Greenleaf is considered to have a material relationship with Aurinia by virtue of being the President and CEO.
There are no family relationships among any of our directors or executive officers. To avoid potential conflicts of interest, Mr. Tang, Chair of the Board, is not an executive.
Board Leadership Structure
Our Board has an independent Chair who has authority to preside over Board meetings. The role of our Chair is separate from our Principal Executive Officer. Having an independent Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in our best interests. As a result, we believe that having an independent Chair enhances the effectiveness of our Board as a whole.
Role of the Board in Risk Oversight
Our Board is responsible for oversight of our risk management policies and procedures. Our Board administers this oversight function directly through the Board as a whole and through the standing committees of our Board that address risks inherent in their respective areas of oversight. No less than annually, the Board reviews management's annual enterprise risk assessment and business continuity process. Our Audit Committee oversees the management of: (i) risks associated with our financial reporting, accounting and auditing matters; and (ii) business-related risks such as leadership, continuity, cybersecurity and matters relating to our commercial activities. Our Governance & Nomination Committee (the “Governance Committee”) conducts an annual review of our corporate governance and Board-related policies and charters and recommends updates, if any. The Board as a whole and the various standing committees receive periodic reports from the standing committees, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.
Meetings of the Board of Directors
During the year ended December 31, 2024, our Board met 22 times, the Audit Committee met 4 times, the Compensation Committee met 4 times and the Governance Committee met 6 times. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and committees which were held during the portion of the year for which they were directors or committee members, respectively. The Company does not require members of the Board to attend its annual meeting of shareholders; however, Mr. Bailey, Dr. Billen, Dr. Foster, Mr. Greenleaf, Ms. Leversage and Dr. Smith attended the Company’s last annual meeting of shareholders held on June 15, 2024.

Information Regarding Audit, Compensation and Governance Committees of the Board of Directors
Our Audit Committee, Compensation Committee and Governance Committee have authority to engage legal counsel, other experts or consultants as each deems appropriate to carry out its responsibilities. Our Board has determined that each member of these committees are independent under the applicable Nasdaq rules and regulations and Canadian securities laws. The committees operate under written charters that are available for viewing on our website at www.auriniapharma.com, under “Investors & Media – Governance.”
The following table provides our current committee membership for each of these committees.

Director	Audit	Compensation	Governance and Nomination
Kevin Tang	X	X	X*
Jeffrey A. Bailey	X	X*	X
Craig Johnson	X*	X	X
* Committee Chair
Audit Committee
Our Audit Committee consists of Mr. Johnson, Mr. Bailey and Mr. Tang. Mr. Johnson serves as Chair of the committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Johnson is an audit committee financial expert as such term is defined by the SEC rules and has the requisite financial experience as defined by the applicable Nasdaq rules and applicable Canadian securities laws. Each of the members of our Audit Committee is “independent” as such term is defined in Rule 10A-3(b)(1) under the Exchange Act and satisfies the independent director requirements under the Nasdaq rules.
Our Audit Committee charter sets forth the responsibilities of the Audit Committee consistent with the rules and regulations of the applicable SEC and the Nasdaq rules, including the following:
•overseeing of our independent registered public auditor and recommending the engagement, compensation or termination of engagement of our independent registered public accounting firm to the Board;
•recommending the engagement or termination of the person filling the office of our internal auditor;
•reviewing and recommending to the Board with respect to our annual consolidated financial statements and related disclosures;
•approving our interim unaudited condensed consolidated financial statements;
•overseeing our whistleblower program and our Code of Conduct;
•recommending the terms of audit and non-audit services provided by the independent registered public accounting firm for pre-approval by our Board; and
•reviewing the Company's approach to risk mitigation with respect to IT and cybersecurity.
Our Audit Committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by pre-approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal control over financial reporting. Our Audit Committee also oversees the audit efforts of our independent accountants and takes those actions that it deems necessary to satisfy itself that the auditors are independent of management. We believe that the composition and functioning of our Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, all applicable SEC and Nasdaq rules and regulations and applicable Canadian securities laws. We intend to comply with future requirements to the extent they become applicable to us.
Report of the Audit Committee
The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2024 with management of the Company. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s 2024 Annual Report, which was filed on February 27, 2025.
Craig Johnson, Chair
Jeffrey A. Bailey
Kevin Tang
The information in this Audit Committee Report shall not be deemed “soliciting material,” or to be “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (Securities Act) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
Our Compensation Committee consists of Mr. Bailey, Mr. Johnson and Mr. Tang. Mr. Bailey serves as Chair of the committee. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq, including the standards specific to members of a compensation committee and applicable Canadian securities laws.
Our Compensation Committee charter sets forth the responsibilities of the Compensation Committee, which include:
•reviewing, evaluating and making recommendations on the employment, appointment and compensation arrangements of our CEO;
•together with our CEO, reviewing, evaluating and approving the employment, appointment and compensation arrangements for our other executive officers;
•reviewing and recommending our corporate goals;
•overseeing the administration of our Equity Incentive Plan; and
•reviewing, evaluating and making recommendations regarding the compensation and benefits for our non-employee directors.
The Company’s compensation philosophy and guiding principles are designed to:
•support the attraction, retention and engagement of global talent and talent mobility while recognizing differences across labor markets, where appropriate;
•engage our talent to achieve critical business and financial objectives that are set by management and the Board, through strategically aligned annual and long-term incentive programs, as appropriate;
•provide target total direct compensation opportunities that are generally aligned with the competitive market and provide both upside and downside earning potential based on company performance; and
•maintain a disciplined use of equity while appropriately recognizing performance, ensuring alignment with the competitive labor market and long-term shareholder interests.
The Compensation Committee may retain special legal, accounting, financial or other consultants to advise the Compensation Committee at the Company’s expense including any executive search firm or any compensation consulting firm. Any such consultant or advisor shall liaise with and answer to the Chair of the Compensation Committee, on behalf of the Compensation Committee. See “Executive Compensation” for further information relating to the Compensation Committee's engagement of WTW as a compensation consultant in respect of, among other things, executive compensation.

We believe that the composition and functioning of our Compensation Committee complies with all SEC and Nasdaq rules and regulations and applicable Canadian securities laws. We intend to comply with future requirements to the extent they become applicable to us.
A copy of our Compensation Committee charter is available for review on the “Investors & Media - Governance Documents” page of our Company’s website at www.auriniapharma.com.

Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this Proxy Statement/Circular. Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this Proxy Statement/Circular and incorporated by reference into the Company’s 2024 Annual Report, which was filed with the SEC on February 27, 2025.
Jeffrey A. Bailey, Chair
Craig Johnson
Kevin Tang
The information in this Compensation Committee Report shall not be deemed “soliciting material,” or to be “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Governance & Nomination Committee
Our Governance Committee consists of Mr. Bailey, Mr. Johnson and Mr. Tang. Mr. Tang serves as Chair of the committee. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq and applicable Canadian securities laws.
Our Governance Committee charter sets forth the responsibilities of the Governance Committee, which include:
•making recommendations to the Board regarding corporate governance matters;
•reviewing and evaluating the performance of the Board;
•selecting or recommending to the Board for selection candidates to the Board;
•developing and monitoring our overall approach to environmental, social and corporate governance matters, on behalf of the Board; and
•making other recommendations to the Board regarding affairs relating to our directors.
We believe that the composition and functioning of our Governance Committee complies with all SEC and Nasdaq rules and regulations and applicable Canadian securities laws. We intend to comply with future requirements to the extent they become applicable to us.
At this time, the Governance Committee does not have a written policy with regard to the consideration of director candidates recommended by shareholders. The Governance Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership. However, the Governance Committee would review any shareholder-recommended candidate in substantially the same manner as it would any other candidate, including: (i) reviewing prior experience of the candidate to determine whether they had a background that is appropriate to the Company (including corporate, medical or pharmaceutical experience); and (ii) reviewing the existing skill set of the Board to determine if the candidate was meeting a gap in the existing Board's skill set. Any nominations by shareholders must also be conducted in compliance with the Advance Notice Provisions and the universal proxy rules. If the Governance Committee (and the Board, on recommendation of the Governance Committee) determines to nominate a shareholder-recommended candidate, then the name of the shareholder-recommended candidate will be included in our proxy card for the next annual meeting.
In identifying potential candidates, the Governance Committee may take any approaches it considers reasonable. These may include canvassing existing networks of the Board and the Company's management team to identify candidates, reaching out to applicable industry groups, or employing a search firm.
Compensation Committee Interlocks and Insider Participation
None of our directors who served as a member of our Compensation Committee is, or has at any time during the past year been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the Board or compensation committee of any other entity that has one or more executive officers serving on our Board or Compensation Committee.

Shareholder Communications with the Board of Directors
The Board expects that the views of our shareholders will be heard by the Board, its committees or individual directors, as applicable and that appropriate responses will be provided to shareholders on a timely basis. Shareholders wishing to formally communicate with the Board, any committee of the Board, the independent directors as a group or any individual director may send communications directly to us at Aurinia Pharmaceuticals Inc., #140, 14315 - 118 Avenue, Edmonton, Alberta, T5L 4S6 Canada, Attention: Corporate Secretary or at legal@auriniapharma.com. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged, copied and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) shareholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.
Corporate Responsibility
As part of our mission to improve the lives of people with autoimmune diseases, we believe we must take a wholistic approach to strengthen our impact on the communities we serve. Please see our most recent environmental, social and governance report available on our website at www.auriniapharma.com.
Code of Conduct and Whistleblower Policy
As of the Record Date, we have 123 employees. We have no collective bargaining agreements with our employees, and we have not experienced any work stoppages.
The Compensation Committee of our Board has the primary responsibility for overseeing our human capital management activities, including assessing the effectiveness of employee programs and advising management on strategic goals and overall human resource strategies. Other committees may also have responsibilities that impact our human capital management. Within management, our human resources function has global management responsibility for advising and assisting the business on human resource matters and executing our overall human capital management strategies.
We have adopted a Corporate Code of Ethics and Conduct (“Code of Conduct”), applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website. The Audit Committee of our Board is responsible for monitoring the implementation of the Code of Conduct and must approve any material changes to or waivers of the Code of Conduct regarding our directors or executive officers, and disclosures made in our annual report in such regard. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of the applicable stock exchange concerning any amendments to, or waivers from, any provision of the Code of Conduct. There have been no waivers from the Code of Conduct sought or granted.
It is the responsibility of all of our employees to comply with our Code of Conduct and to report any actual or suspected misconduct, illegal activities or fraud. To that end, employees are encouraged to report any such activities to their supervisor or our Chief Compliance Officer. Under the oversight of the Audit Committee of our Board, we have established a Whistleblower Policy, which includes that we maintain a whistleblower hotline that is available to all our employees to report any concerns. The hotline is facilitated by an independent third party and all communications are routed to our General Counsel for investigation and resolution. The single exception to this routing is if a complaint implicates the General Counsel, in which case it will automatically go to the Chair of the Audit Committee. We have also defined a Bullying and Harassment Policy and process, which are available to our employees on our internal website.
Corporate Governance and Risk Management
We understand that adhering to established good corporate governance practices is critical to earning and maintaining the trust of our shareholders, customers, employees and other stakeholders, and is essential to building long-term value. Our Governance Committee is responsible for implementing high standards of corporate governance practices.
An effective control system enables companies to pursue their objectives consistently through informed decisions. As part of our commitment, we have established a consistent monitoring and control system across operations. This includes internal controls over financial reporting, the use of best practices (including good clinical, manufacturing, safety and other practices), delivered through a comprehensive quality management system ensuring quality control and assurance across the enterprise, accuracy of government reporting and routine internal audits over key functions of our business.
The Company has a proactive approach to addressing risk, helping to safeguard the long-term sustainability of its business. The crisis management and business continuity program enables Aurinia to refresh our list of current risks and mitigating factors and establish crisis management instructions with a detailed plan for each business department outlining critical processes, internal and external dependencies and recovery strategies.
The Company's Information Security Policy, in line with best practices such as the E.U. General Data Protection Regulation, manages and executes the information security framework for preserving the confidentiality, integrity, availability and privacy of our information assets. Routine information security training and updates are rolled out to the employee population and metrics are tracked to ensure we have a strong security posture. An information security update is provided quarterly to the Audit Committee, with a detailed review provided at least annually.
Insider Trading Policy
The Company has adopted an Insider Trading Policy that governs the purchase, sale and other dispositions of shares of the Company by the Company and its directors, officers and certain of its employees. The Insider Trading Policy is intended to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to the Company's 2024 Annual Report, which was filed with the SEC on February 27, 2025.

Hedging and Pledging Policies
Our Insider Trading Policy prohibits our employees, executive officers, directors and other insiders from engaging in hedging transactions that involve derivative securities such as short sales, puts, calls and other speculative transactions (excluding stock options that the Company may issue to them) with respect to our common shares at any time regardless of insider status.
Our Insider Trading Policy also prohibits our employees, executive officers, directors and other insiders from holding any securities of the Company in a margin account, or otherwise pledging any securities of the Company as collateral for a loan.
Corporate Cease Trade Orders, Bankruptcies, Penalties or Sanctions
To the knowledge of the directors and officers of the Company, no director nominee of the Company:
1.is, as at the date of this Proxy Statement/Circular, or has been, within 10 years before the date of this Proxy Statement/ Circular, a director, CEO or Chief Financial Officer (“CFO”) of any company, that:
a.was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation that was issued while the proposed director was acting in the capacity as director, CEO or CFO that was in effect for a period of more than 30 consecutive days; or
b.was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation that was issued after the proposed director ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO that was in effect for a period of more than 30 consecutive days; or
2.is, as at the date of this Proxy Statement/Circular, or has been within 10 years before the date of this Proxy Statement/Circular, a director or executive officer of any company, that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;
3.has, within the 10 years before the date of this Proxy Statement/Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets; or
4.has been subject to:
a.any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
b.any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information concerning our executive officers as of the date of this Proxy Statement/Circular.

Name	Age	Position(s)
Peter Greenleaf	55	President, Chief Executive Officer and Director
Joe Miller	51	Chief Financial Officer
Matthew (“Max”) Donley	56	Chief Operating Officer
Dr. Greg Keenan	64	Chief Medical Officer
Stephen P. Robertson	43	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
Peter Greenleaf, MBA, President, Chief Executive Officer and Director
Refer to “Proposal 1: Election of Directors” Section for Mr. Greenleaf’s biography.
Joe Miller, Chief Financial Officer
Joe Miller has served as Chief Financial Officer of the Company since April of 2020. He has over two decades of experience in both public and private biotech and commercial stage companies across the health sciences, biotech, and pharmaceutical sectors. Most recently, Mr. Miller served as Chief Financial Officer, Principal Executive Officer, and Corporate Secretary at Avalo Therapeutics Inc., (formerly Cerecor, Inc.), a publicly traded biotech company. Before Cerecor, he was the Vice President of Finance at Sucampo Pharmaceuticals, Inc., where he was responsible for building out the finance organization to effectively support the company’s rapid growth, Before Sucampo, Mr. Miller served in various progressive finance and management roles at QIAGEN N.V., and Eppendorf AG. He began his career in the audit practice of KPMG LLP. Mr. Miller earned his B.S. in accounting from Villanova University and is a Certified Public Accountant.
Matthew (“Max”) Donley, Chief Operating Officer
Max Donley joined Aurinia in 2019 and serves as Chief Operating Officer, leading the Quality, Manufacturing, Supply Chain, CMC, Facilities, HR, Corporate Affairs and IT organizations. He most recently led HR, IT and Facilities at Senseonics, Inc. Prior to that, Mr. Donley was Executive Vice President of Global Human Resources, Information Technology, and Corporate Strategy at Sucampo Pharmaceuticals, Inc. until its acquisition in February 2018. He also served as Executive Vice President, Human Resources and Corporate Affairs at MedImmune, LLC. Mr. Donley received his B.A. from the University of Michigan and his MBA from George Mason University.
Dr. Greg Keenan, Chief Medical Officer
Greg Keenan, M.D. has served as Chief Medical Officer of the Company since February 2023. He is an experienced physician who has played key roles in Phase 1 through Phase 4 clinical development of over 19 products, including small and large molecules as well as gene therapies across numerous therapeutic areas as well as numerous orphan and rare diseases.
Most recently, Dr. Keenan was the Chief Medical Officer at ValenzaBio, Inc., an early-stage biotech company developing biologic treatments for a variety of autoimmune and inflammatory diseases. Prior to that he was Senior Vice President, Global Head of Medical and Drug Safety at Avrobio Inc., a gene therapy company. Previously Dr. Keenan served as Vice President, U.S., Medical Affairs and Head Medical Officer at AstraZeneca PLC, which he joined following the company’s acquisition of Medimmune, LLC. Earlier, he held roles of increasing responsibility at Human Genome Sciences Inc., and at Centocor, Inc. (now J&J Innovative Medicine).
Dr. Keenan began his career as a rheumatologist in academia, holding appointments at The Hospital of the University of Pennsylvania and the Children’s Hospital of Pennsylvania. He completed fellowships in pediatric and adult rheumatology at the University of Pennsylvania after having completed his residency in medicine/pediatrics at the LA County/University of Southern California Medical Center. Dr. Keenan holds an M.D. from Albany Medical College and a B.A. from Colby College.

Stephen P. Robertson, Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
Stephen Robertson has served as Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of the Company since November 2020. He is responsible for all legal and compliance matters related to Aurinia. Mr. Robertson brings more than 13 years of corporate law experience across various roles with the law firm Borden Ladner Gervais LLP, where he had been a Partner since 2014. While there, he focused on advising clients on securities, corporate and commercial legal matters, including extensive experience with mergers and acquisitions, commercial agreements and corporate governance. Mr. Robertson has served as Corporate Secretary for Aurinia since 2014. Mr. Robertson was previously an Adjunct Professor at the Allard School of Law of the University of British Columbia. He received his Bachelor of Laws degree from the University of Manitoba, and his B.A. from Simon Fraser University.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Our Track Record of Responsiveness to Shareholder Feedback
Our Board values the views of our shareholders and regularly solicits their input. In line with past practice, we sought and received detailed feedback from our shareholders after the annual meeting of shareholders held on June 15, 2024. Obtaining this feedback was important to us given the voting results for say-on-pay last year. We received feedback on a range of topics including improving shareholder value and specific aspects of our executive compensation, corporate governance, business strategy, and operational expenses.
The feedback and perspectives received from shareholders during these meetings were incorporated into Board discussions and committee meetings and helped to inform our strategic decisions. The table below provides a summary of shareholder feedback, how the Board addressed that feedback, and how these actions protect and enhance shareholder value.

Shareholder Feedback "What We Heard"	Actions Taken "What We Did"	Impact of Action "Why It's Important"
Align executive compensation with Company performance and shareholder interests; cease issuing time-vested restricted stock units
We redesigned our employee equity incentive program. For 2025, all equity grants for all employees are either performance awards or stock options, both of which only have value if the price of Aurinia’s common shares appreciates. For 2025, time-vested only restricted stock units are no longer being granted.

✓All Aurinia employees at all levels of the Company are incentivized to use resources, make decisions, and ensure interests and behaviors are aligned with shareholder interests to produce the strongest possible Company performance.

Reduce Board size and improve Board governance
Aurinia has reduced the proposed size of the Board to 6 members from 9 at last year’s annual meeting. The Board appointed a new Chair of the Board, and new Chairs of the Audit, Governance and Compensation committees.
✓We believe that these changes are consistent with our recent streamlining of the organization, will facilitate more efficient decision making and improve overall governance.
Change composition of Board to better represent shareholder interests
Four of the 6 Board nominees are new to the Company in the past year: (i) Kevin Tang, Chair of the Board; (ii) Craig Johnson, Director; (iii) Kathy L. Goetz, New Director Nominee; and (iv) Dr. Tina S. Nova, Ph.D., New Director Nominee. Refer to section titled “Proposal 1: Election of Directors” for biographies.

✓Aurinia has continued to evolve the Board in response to shareholder feedback and to ensure that we have effective and qualified leadership in place to direct the Company into the future. We welcome the fresh perspectives from the new Board members on opportunities to maximize shareholder value.

Grow LUPKYNIS sales
Our streamlined organization enabled us to lean further into growing sales of LUPKYNIS, our flagship product, and the first FDA-approved oral therapy for the treatment of adult patients with active lupus nephritis.

✓For the three months ended December 31, 2024, net product sales of LUPKYNIS were $57.6 million, up 36% from $42.3 million in the same period of 2023.
✓For the twelve months ended December 31, 2024, net product sales were $216.2 million, up 36% from $158.5 million in 2023.

Reduce operating expenses and become cash flow positive
After an initial restructuring in the first half of 2024, Aurinia implemented a second restructuring in November 2024 to further reduce headcount by 45% and provide post-restructuring cash-based operating expense savings.

✓We ended 2024 in a strong financial position and achieved profitability. As of December 31, 2024, Aurinia had cash, cash equivalents, restricted cash and short-term investments of $358.5 million and zero debt.
✓For the year ended December 31, 2024, cash flow provided by (used in) operating activities was $44.4 million, compared to $(33.5) million in 2023.

Diversify pipeline	Aurinia has accelerated development of AUR200, a potentially best-in-class dual inhibitor of B cell activating factor (BAFF) and a proliferation inducing ligand (APRIL).	✓In September 2024, Aurinia initiated a Phase 1 study of AUR200 and expects to report initial results from this study in the second quarter of 2025.
Improve shareholder value
The Company accelerated its share repurchase program after the 2024 annual general meeting. We repurchased 9.5 million shares from September 2024 to April 11, 2025, a 179% increase from the 3.4 million shares repurchased in the first half of 2024.

✓Our share repurchase program has enhanced shareholder value by directly increasing the value of each remaining share outstanding, while providing shareholders greater opportunity to benefit from the potential upside from share price appreciation.

The table below summarizes our shareholder outreach.

Shareholder Outreach Following the 2024 Annual General Meeting*
We reached out to our top 20 shareholders who collectively owned:	25.4% of outstanding shares**	Which included 3 shareholders who voted against 2024 Say-on-Pay
We had 46 discussions with shareholders who collectively owned:	25.8% of outstanding shares**	Which included 3 shareholders who voted against 2024 Say-on-Pay
Directors, including our Chair of the Board and Compensation Committee Chair	Participated in 100% of these calls.
*	A 10-month period from late June 2024 to early April 2025
**	As of April 1, 2025, or last date at which they were shareholders

Overview
This Compensation Discussion and Analysis discusses our executive compensation policies and how and why our Compensation Committee arrived at specific compensation decisions for the year ended December 31, 2024. It provides qualitative information on the factors relevant to these decisions and the manner in which compensation is awarded to our NEOs for the fiscal year ended December 31, 2024. Our NEOs consist of: (i) our principal executive officer; (ii) our principal financial officer; (iii) our three other most highly compensated executive officers as of December 31, 2024; and (iv) one former executive officer that would have otherwise qualified but was not serving as an executive officer as of December 31, 2024. Our NEOs for 2024 were:

Named Executive Officers	Position(s)
Peter Greenleaf	Chief Executive Officer and Director
Joe Miller	Chief Financial Officer
Max Donley	Chief Operating Officer
Scott Habig (1)	Former Chief Commercial Officer
Greg Keenan	Chief Medical Officer
Stephen Robertson	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
(1)Scott Habig ceased to be an executive officer on November 7, 2024 and his employment was terminated without cause on March 3, 2025.

Information about the compensation awarded to the NEOs can be found in the “Summary Compensation Table” and related compensation tables below.
Executive Summary
The important features of our executive compensation program include the following:
•A substantial portion of executive pay is tied to performance. We structure a significant portion of our NEOs’ compensation to be variable, at risk and tied directly to our measurable performance. For example, for our CEO, 86% of pay is tied to equity grants and bonus, both in the discretion of the Board.
•Our executive bonuses are dependent on the Company's and the executive's performance in achieving annually determined goals and objectives. Our annual performance-based bonus opportunities for all of our non-CEO NEOs are determined by the Compensation Committee in its sole discretion based upon the Company’s and the NEO’s achievement of goals and objectives determined on an annual basis by our Board on the recommendation of the Compensation Committee. The CEO does not have any individual goals, as the CEO’s goals are solely based on the overall corporate goals, which are determined by the Board on recommendation from the Compensation Committee. For the other NEOs, the weighting for corporate and individual goals are 80% and 20%, respectively.
•We emphasize long-term equity incentives. Equity awards such as RSUs and performance awards are an integral part of our executive compensation program and comprise the most significant “at-risk” portion of our NEOs compensation package. These awards strongly align our NEOs’ interests with those of the Company by providing a financial incentive to maximize long-term shareholder value and by encouraging our NEOs to remain in our long-term employment. Specifically, for 2025, annual equity grants were in the form of stock options and performance awards. These performance awards vest in four tranches upon the Company’s common shares achieving four progressively higher target prices and each tranche is further subject to a one year retention period. Beginning with fiscal 2025, RSUs subject only to time-based vesting conditions are no longer being granted.
•Our Compensation Committee is advised by an independent third-party compensation consultant and retained by the Compensation Committee. The compensation consultant advises the Compensation Committee on market practices, including identifying a peer group of companies and their compensation practices so that our Compensation Committee can regularly assess the Company’s individual and total compensation programs against these peer companies, the general marketplace and other industry data points, as appropriate.

Objectives, Philosophy and Elements of Executive Compensation
The Company’s executive compensation program and strategy is designed to:
•support the attraction, retention and engagement of global talent and talent mobility while recognizing differences across labor markets, where appropriate;
•engage our talent to achieve critical business and financial objectives that are set by management and the Board, through strategically-aligned annual and long-term incentive programs, as appropriate;
•provide target total direct compensation opportunities that are aligned with the competitive market and provide both upside and downside earning potential based on company and individual performance; and
•maintain a disciplined use of equity while appropriately recognizing performance, ensuring alignment with the competitive labor market and long-term shareholder interests.
To further these objectives, the Compensation Committee oversees the design of the compensation program that appropriately aligns pay and performance outcomes that are reflective of competitive market practice relative to other pharmaceutical companies of similar size and commercial stage. It also aligns the annual cash incentive program to the achievement of objectives that will drive future success and enhance the value of the Company by linking a significant portion of the bonus program to overall corporate performance. The Compensation Committee assesses the performance of the CEO in accordance with these objectives and makes compensation recommendations to the Board for approval.
Annually, specific and measurable performance objectives are defined for each executive officer that are aligned with the corporate objectives. For 2024, the overall corporate level objectives included financial and shareholder value targets, commercialization of LUPKYNIS, and AUR200 and LUPKYNIS portfolio progression.
The Company’s compensation program and strategy for its executive officers consists primarily of three main elements: (i) base salary; (ii) an annual performance incentive; and (iii) long-term incentive equity grants.

Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)
Provides fixed compensation that reflects the executive’s experience and responsibilities, and is reasonably aligned with the salaries of executives with similar responsibilities and experience at peer companies.
•Reviewed annually •Determined based on individual and corporate performance and informed by market data from peer companies provided by our independent compensation consultant.
Annual Performance Incentive (at-risk cash)	Designed to provide annual performance-based cash compensation based on achievement. Motivates executive officers to work toward the achievement of the individual and corporate goals. Underscores pay-for-performance philosophy.
•Reviewed annually
•Target bonus amounts are determined based on a combination of internal equity and external market competitiveness.
•Bonus payouts are dependent upon achievement of specific corporate performance objectives consistent with our long-term strategic plan and individual performance objectives and approved by the Compensation Committee.

Long-Term Incentive Equity Grants (at-risk equity)
Designed to align the long-term interests of the executive officers and key employees with those of shareholders to reward the achievement of the long-term objectives of the Company. Underscores pay-for-performance philosophy. Supports the attraction of highly qualified executives and encourages their continued employment over the long-term.

•Reviewed annually
•Equity awards approved by the Compensation Committee (other than to the CEO, which are awarded by the Board, on recommendation from the Compensation Committee).
•Individual awards are determined based on a number of factors, to include external market competitiveness, individual and/or company performance, requirements, internal equity and/or other inputs.
•For 2025, all equity grants for all employees are either performance awards or stock options, both of which only have value if the price of Aurinia’s common shares appreciates.
•For 2025, time-vested restricted stock units are no longer being granted.

We provide market-aligned compensation packages to our executive officers which provide competitive base compensation and significant short- and long-term incentives for the achievement of individual and corporate. We believe that this approach provides an appropriate blend of short- and long-term incentives to maximize alignment between management and the best interests of the Company.
How We Determine Executive Compensation
Role of our Compensation Committee, Management and the Board
The Compensation Committee is appointed by the Board and has responsibilities related to the compensation of the Company’s directors, officers and employees and the development and administration of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program, see the section titled “Compensation Committee” of this Proxy Statement/Circular. Our Compensation Committee consists solely of independent members of the Board.
The Compensation Committee meets periodically throughout the year to manage and evaluate our executive compensation program, and generally determines the principal components of compensation (base salary, annual performance incentive and long-term incentive equity grants) for our executive officers on an annual basis; however, decisions may occur at other times for new hires, promotions or other special circumstances as our Compensation Committee determines appropriate. The Compensation Committee does not delegate authority to approve executive officer compensation nor does it maintain a formal policy regarding the timing of equity awards to our executive officers.

Role of Executive Officers in Compensation Decisions
The Compensation Committee assesses the performance of the Company's CEO and makes recommendations to the Board, and the Board approves all decisions regarding the CEO's compensation. The Compensation Committee consults with the CEO regarding the performance, assessment and compensation of all the other executive officers to determine the compensation of such executives. From time to time, various other members of management and employees, as well as outside advisors or consultants may be invited by the Compensation Committee to advise, participate, to make presentations, provide financial or other background information in the Compensation Committee meetings. Although the Compensation Committee generally considers recommendations from the CEO, decisions regarding the compensation of the Company’s executive officers are made by the Compensation Committee and may reflect factors and considerations other than the information and recommendations provided by the CEO.
Role of Compensation Consultant
The Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. The Compensation Committee has retained WTW as its compensation consultant. A representative of WTW generally attends meetings of the Compensation Committee. In addition, WTW supports the selection of companies included in our compensation peer group, provides competitive market assessments of the compensation of our executive officers and non-employee director compensation programs, reviews the CD&A section of our proxy statements, and provides support on other matters as requested by the Compensation Committee.
The Compensation Committee has analyzed whether the work of WTW as compensation consultant raises any conflict of interest in accordance with SEC guidelines. Based on its analysis, our Compensation Committee determined that the work of WTW and the individual compensation advisors employed by WTW do not create any conflict of interest pursuant to the SEC rules and Nasdaq listing standards.
Factors Used in Determining Executive Compensation
Our Compensation Committee sets the compensation of our executive officers at levels they determine to be competitive and appropriate for each NEO. This is determined based on the professional experience and judgment of the Compensation Committee, which uses guidance and market data provided by WTW. Pay decisions are not made by use of a formulaic approach; the Compensation Committee believes that executive pay decisions require consideration of a multitude of relevant factors which may vary from year to year. In making executive compensation decisions, the Compensation Committee generally takes into consideration the following factors.
•Company performance as enumerated in our corporate scorecard, which for 2024 prioritized continued growth of LUPKYNIS sales, restructuring to accelerate profitability, and the effective development of new drug candidates;
•Each NEO’s individual performance, scope of job function and the critical skill set of the NEO to the Company’s future performance;
•The need to attract new talent to our executive team and retain existing talent in a highly competitive industry;
•A range of market data reference points such as compensation competitiveness with peer companies (measured by market capitalization within the sector); and
•Recommendations from consultants on compensation policy determinations for the executive officer group.
Setting Executive Compensation
Performance goals for each executive officer are determined early in the year and relate to milestones and/or achievements, which aim to facilitate the Company’s overall goals and objectives. These performance goals are assessed by the Compensation Committee. The Board makes the final determination in respect of setting the Company’s goals each year, based on the recommendation of the Compensation Committee. These objectives can be altered at the discretion of the Board if appropriate due to changes in business factors or conditions.
Following the end of the year, the Compensation Committee assesses the achievement of such objectives with input from the CEO and based on such assessment, determines a corporate score based on actual performance and an aggregate cash incentive bonus for each executive officer. The Compensation Committee approves the cash incentive bonus for the Company’s executive officers (other than the CEO), and recommends the cash incentive bonus for the CEO to the Board for approval. The Board has final approval authority for the cash incentive bonus for the CEO.
Equity-based awards are determined annually by the Compensation Committee and Board based on the consideration of a variety of factors and are not subject to any minimum amount.

As part of its review of management compensation and incentive programs, the Compensation Committee retains external independent consultants to review and provide benchmark data of a comparable group of companies. The Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent.
During 2024, the Compensation Committee engaged WTW to assist in updating the benchmarking data and provide advice on the total direct compensation (base salary, annual performance incentive and long-term incentive equity grants) for the Company's executive officers, including NEOs, for the 2024 fiscal year. The Compensation Committee must pre-approve any additional services that WTW would provide to the Company at the request of management.
As part of its 2024 benchmarking and review process, WTW (in consultation with the Compensation Committee) developed a group of 22 Canadian and U.S.-listed companies (the “2024 Peer Group”). The 2024 Peer Group includes several entities from the peer group selected for the 2023 compensation review but has removed and added various entities that are more comparable to the Company's size and status of operations. Selection for the 2024 Peer Group included the following:
•Industry classification: Pharmaceuticals/Biotechnology.
•Financial criteria: Consisted of revenue, spot and trailing 12-month market capitalization, employee headcount, and R&D expenses; in evaluating alignment with these criteria, a range of approximately 50% to 300% of Aurinia’s total revenue was considered.
•Business focus/relevance: Considered criteria that include scope of operations/life cycle, pipeline profile and therapeutics focus.
The Company was generally aligned with the 50th percentile of the approved peer group on revenue, market capitalization (spot and trailing 12-month) and employee headcount. The equity data used by WTW was obtained from public proxy filings and Radford’s 2023 Global Life Sciences survey (mid-size public company data used for equity benchmarking). The 2024 Peer Group consisted of the following 22 public companies:

Companies Added for 2024
ANI Pharmaceuticals, Inc.	Catalyst Pharmaceuticals, Inc.	Heron Therapeutics, Inc.
Blueprint Medicines Corporation	Deciphera Pharmaceuticals, Inc.	ImmunoGen, Inc.

Companies Retained for 2024
AbCellera Biologics Inc.	Kymera Therapeutics, Inc.	Travere Therapeutics, Inc.
Akebia Therapeutics, Inc.	MacroGenics, Inc.	Xencor, Inc.
Apellis Pharmaceuticals, Inc.	Nektar Therapeutics	Y-mAbs Therapeutics, Inc.
Halozyme Therapeutics, Inc.	REGENXBIO Inc.	Zymeworks Inc.
Insmed Incorporated	Revance Therapeutics, Inc.
Karyopharm Therapeutics Inc.	TG Therapeutics, Inc.

Companies Removed for 2024 (due to acquisitions, bankruptcy or diminished relevance on financial criteria)
Aerie Pharmaceuticals (acquired)	Chinook Therapeutics, Inc. (acquired)	Reata Pharmaceuticals, Inc. (acquired)
ChemoCentryx, Inc. (acquired)	Omeros Corporation (financial criteria)	Sorrento Therapeutics (bankruptcy)
WTW provided the Compensation Committee with its assessment of competitive market practice with respect to NEO total direct compensation based on the benchmarking work it performed. The Compensation Committee considered the competitive market data provided by WTW where appropriate and in conjunction with its own assessment of competitive compensation requirements as well as management recommendations.
2024 Executive Compensation Program
Base Salary
The base salaries of our executive officers are reviewed at least annually by our Compensation Committee and adjustments are made to reflect individual and corporate performance, as well as competitive market practices. Our Compensation Committee also considers additional performance criteria, such as an executive officer’s ability to lead, organize and motivate others, develop the skills necessary to mature with us, set realistic goals to be achieved in his or her respective area, and recognize and pursue new business opportunities that enhance our growth and success. Any annual adjustment is also reflective of market practices from peer companies as advised by WTW. Annual adjustments to base salaries are effective as of January 1 of each year, with mid-year adjustments to base salaries limited to special circumstances, such as promotions or increased responsibilities, or to align certain base salaries with those of individuals in comparable positions at the companies in our compensation peer group.
The 2023 and 2024 base salaries for our NEOs are as follows:

Named Executive Officers	2023 Base Salary	2024 Base Salary
Peter Greenleaf	$822,877	$822,877
Joe Miller	$500,701	$500,701
Max Donley	$513,640	$539,321
Scott Habig (1)	$464,625	$483,210
Greg Keenan (2)	$475,000	$495,187
Stephen Robertson (3)	$471,703	$471,703
(1)Scott Habig ceased to be an executive officer on November 7, 2024 and his employment was terminated without cause on March 3, 2025.
(2)Greg Keenan was first employed by the Company on February 27, 2023. Dr. Keenan’s 2023 base salary above reflects the annualized base salary for that year.
(3)Stephen Robertson's 2023 and 2024 base salaries were translated from Canadian dollars (“CAD”) to U.S. Dollars (“USD”) using the 2024 annual average foreign exchange rate from the Bank of Canada.
Annual Performance Incentive
Our NEOs are eligible to receive annual performance-based cash bonuses, which are designed to provide incentives to achieve our annual corporate goals, as well as reward them for individual performance towards achieving such goals. The annual performance-based bonus each NEO is eligible to receive is primarily based on the achievement of the corporate goals set by the Board, on recommendation from the Compensation Committee. Generally, the Compensation Committee will assess each NEO’s individual contributions towards reaching our annual corporate goals but does not typically establish specific individual goals for our NEOs. Individual goals for all of our non-CEO NEOs are determined by the CEO. There are no individual goals for the CEO, as the CEO’s goals are solely based on the overall corporate goals. For non-CEO NEOs, the weighting for corporate and individual goals is 80% and 20%, respectively.
The 2023 and 2024 target percentage of base salary for our NEOs are as follows:

Named Executive Officers	2023 Target Percentage of Base Salary	2024 Target Percentage of Base Salary
Peter Greenleaf	70%	70%
Joe Miller	50%	50%
Max Donley	50%	50%
Scott Habig (1)	50%	50%
Greg Keenan	45%	45%
Stephen Robertson	50%	50%
(1)Scott Habig ceased to be an executive officer on November 7, 2024 and his employment was terminated without cause on March 3, 2025.
The corporate goals weighting total 100% of target achievement. The Compensation Committee has flexibility to prorate such total achievement by 0-200% based on the level of performance, with the maximum possible corporate achievement of 200% of target. In January 2025, the Board and the Compensation Committee evaluated the accomplishments and performance of the Company against such corporate goals. Following such evaluation, the Compensation Committee rated our 2024 corporate achievement at 125%.

In January 2025, following the determination of overall corporate performance, the Compensation Committee and for individuals other than the CEO, the CEO rated each NEOs’ individual performance. Based on these analyses, the Compensation Committee reviewed and approved corporate cash incentives as set forth in the table below. The Compensation Committee and the Board may, in their sole discretion, eliminate any individual cash incentive or reduce or increase the amount of compensation payable with respect to any individual cash incentive. Bonuses for individuals may be greater than the corporate achievement for 2024 based on separate performance metrics for individual performance.

	2024 Target Annual Cash Incentive		2024 Actual Annual Cash Incentive Paid
Named Executive Officers	% of Base Salary	$	% of Target Annual Cash Incentive	$
Peter Greenleaf	70%	$576,014	125%	$720,017
Joe Miller	50%	$250,351	125%	$312,938
Max Donley	50%	$269,661	125%	$337,076
Scott Habig (1)	50%	$241,605	100%	$241,605
Greg Keenan	45%	$222,834	125%	$278,543
Stephen Robertson (2)	50%	$235,851	125%	$294,814
(1)Scott Habig ceased to be an executive officer on November 7, 2024 and his employment was terminated without cause on March 3, 2025.
(2)Stephen Robertson's cash incentive paid was translated from CAD to USD using the annual average foreign exchange rate from the Bank of Canada.
Long-term Incentive Equity Grants
In 2024, the Compensation Committee approved long-term incentive grants to our NEOs in the form of RSUs (representing the right to receive one common share) and performance awards with performance metrics required to be met in order to receive the shares subject to the performance awards.

Named Executive Officers	RSUs (# shares)(1)	Performance Awards (# shares)(2)
Peter Greenleaf	661,538	165,384
Joe Miller	196,153	49,038
Max Donley	216,666	54,166
Scott Habig (3)	195,512	48,878
Greg Keenan	68,242	—
Stephen Robertson	194,230	48,558
(1)RSUs vest in three equal annual installments on the first, second and third anniversary of the grant date.
(2)performance awards vest in two equal installments on December 31, 2025 and December 31, 2026 at an amount based on achievement of pre-established performance metrics based on revenue targets. If the performance metrics were exceeded, each NEO could earn up to 150% of their initial grant. The numbers in the above table represent 75% of grant based on year-end achievement of metrics.
(3)Scott Habig ceased to be an executive officer on November 7, 2024 and his employment terminated without cause on March 3, 2025.
The long-term incentive equity grants to our NEOs are evaluated and approved by the Compensation Committee annually in the context of each NEO’s total compensation. The Compensation Committee takes into account the market data provided by WTW and the responsibilities and performance of individual NEOs. The Compensation Committee also considers the recommendations of the CEO with respect to grants and any particular individual circumstances.
2025 Long-term Incentive Equity Grants
For 2025, we have redesigned our employee equity incentive program to strengthen its alignment with shareholder interests. Specifically, the 2025 annual equity grant for all employees was comprised of (i) 50% performance awards that vest in four tranches upon the Company’s common shares achieving four progressively higher target prices, with respective one year retention periods per tranche achievement and (ii) 50% stock options, both of which only have value if the price of Aurinia’s common shares appreciates.
Other Features of Our Executive Compensation Program
Agreements with Our Named Executive Officers
We have entered into written employment agreements with each of our NEOs, other than Dr. Keenan. Each of these employment agreements sets forth the initial compensation arrangements for the NEO, including an initial base salary, an annual cash bonus opportunity, and an equity award recommendation. These agreements and the proprietary information and invention assignment agreements each NEO executes upon commencing employment at the Company also set forth the rights and responsibilities of each party and include, among other rights and responsibilities, the prohibition on the executive officer from engaging directly or indirectly in competition with us, soliciting any of our employees, or disclosing our confidential information.
Below are descriptions of our employment agreements or similar arrangements with our NEOs including a discussion of the severance payments and other benefits to be provided in connection with an involuntary termination of employment and a change in control of the Company.

Peter Greenleaf, President and CEO
On April 11, 2019, Peter Greenleaf entered into an employment agreement with the Company for the position of President and CEO commencing on April 29, 2019. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis and that he will serve as a member of the Board. He is eligible to receive a cash performance bonus with a target payment of 70% of his base salary if the Board, on the recommendation of the Compensation Committee, in its sole discretion, determines that the Company’s performance had met certain short-term and long-term business performance objectives established from time to time by the Board, on the recommendation of the Compensation Committee, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits programs and paid vacation of 30 business days per year. Peter Greenleaf's base salary is reviewed annually by the Board, on the recommendation of the Compensation Committee. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Peter Greenleaf’s employment agreement, as modified by resolution of the Board, termination and change of control benefits are as follows:
1.In the event that Peter Greenleaf’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 18 months equal to his then current base salary and a lump sum payment of a full or partial performance bonus as determined in the sole discretion of the Board. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period. Any options forming part of the initial option grant that are unvested as of the termination date, but would have vested during the severance period, would immediately vest upon termination.
2.In the event that Peter Greenleaf’s employment is terminated by the Company without cause or by the executive for “good reason” within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 24 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All of his unexercised stock awards will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock awards were granted, subject to the prior expiry of his stock options in accordance with their terms.

Joe Miller, Chief Financial Officer
On April 8, 2020, Joe Miller entered into an employment agreement with the Company for the position of Chief Financial Officer. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary if the Board, on recommendation of the Compensation Committee, in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits programs and paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Joe Miller’s employment agreement, as modified by resolution of the Compensation Committee, termination and change of control benefits are as follows:
1.In the event that Joe Miller’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, equal to his then current base salary and a lump sum payment of a full or partial performance bonus as determined in the sole discretion of the Board. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period. Any options forming part of the initial option grant that are unvested as of the termination date, but would have vested during the severance period, would immediately vest upon termination.
2.In the event that Joe Miller’s employment is terminated by the Company without cause or by the executive for “good reason” within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All stock options and equity-based awards granted and outstanding at the time of termination, which have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock options were granted, subject to the prior expiry of his stock options in accordance with their terms.
Matthew (“Max”) Donley, Chief Operating Officer
On July 15, 2019, Max Donley entered into an employment agreement with the Company for the position of Executive Vice President, Operations and Strategy. Mr. Donley's became our Chief Operating Officer in November 2024. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary if the Board, on recommendation of the Compensation Committee in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board and CEO, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits programs and paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Max Donley’s employment agreement, as modified by resolution of the Compensation Committee, termination and change of control benefits are as follows:
1.In the event that Max Donley’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, equal to his then current base salary and a lump sum payment of a full or partial performance bonus as determined in the sole discretion of the Board. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period. Any options forming part of the initial option grant that are unvested as of the termination date, but would have vested during the severance period, would immediately vest upon termination.
2.In the event that Max Donley’s employment is terminated by the Company without cause or by the executive for “good reason” within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All stock awards outstanding at the time of termination, which stock awards have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock awards were granted, subject to the prior expiry of his stock options in accordance with their terms.
Stephen Robertson, Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
On September 29, 2020, Stephen Robertson entered into an employment agreement with the Company for the position of Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary if the Board, on recommendation of the Compensation Committee, in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits programs and paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Stephen Robertson’s employment agreement, termination and change of control benefits are as follows:
1.In the event that Stephen Robertson’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, plus one additional month for each full year of employment, up to a maximum of 18 months in the aggregate, equal to his then current base salary and a lump sum payment of a full or partial performance bonus as determined in the sole discretion of the Board. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period.
2.In the event that Stephen Robertson’s employment is terminated by the Company upon Change of Control or by the executive for “good reason” within 12 months following a change in control of the Company, he is entitled to receive a continuance payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All outstanding awards granted at the time of termination, which have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock awards were granted, subject to the prior expiry of his stock options in accordance with their terms.
Greg Keenan, Chief Medical Officer
In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, Dr. Keenan is eligible to receive a cash bonus with a target payment of 45% of his base salary if the Board, on recommendation of the Compensation Committee, in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
At the Company's discretion, in the event of a termination without cause Dr. Keenan would be eligible to receive a lump sum payment corresponding to 52 weeks’ salary. In order to receive any severance payment from the Company, Dr. Keenan would be required to timely execute a general release of claims against the Company in a form acceptable to the Company.
Scott Habig, Former Chief Commercial Officer
On June 27, 2022, Scott Habig entered into an employment agreement with the company for the position of Chief Commercial Officer. The agreement provided that he would devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which was reviewed annually by the Compensation Committee in conjunction with the CEO, he was eligible to receive cash bonus with a target payment of 50% of his base salary if the Board, on recommendation of the Compensation Committee, in their sole discretion, determined that the Company’s performance had met certain short-term and long-term business performance objectives established from time to time by the Board, subject to any rules the Company may have developed regarding the bonus scheme. In addition, he was entitled to participate in the Company’s benefits programs and to paid vacation. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company. Pursuant to Scott Habig’s employment agreement, he was also entitled to certain termination benefits. Specifically, in the event that Scott Habig’s employment was terminated by the Company without cause, he was entitled to receive continuing payments of severance pay for a period of 12 months, equal to his then current base salary. In addition, subject to his timely election, he was eligible to receive continued coverage under the Company’s group health insurance plan under the Consolidated Omnibus

Reconciliation Act of 1985, for which the Company would pay the premiums. Mr. Habig was also eligible to receive certain additional benefits upon a termination of employment in connection with a Change in Control.
Mr. Habig’s employment relationship with the Company terminated without cause on March 3, 2025. In connection with his termination of employment, Mr. Habig entered into a severance agreement with the Company. Per the terms of the agreement, Mr. Habig was provided with a severance package substantially as set out in his employment agreement. Mr. Habig also received his annual incentive bonus for 2024.
Other Benefits
Our NEOs are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provided a 401(k) plan to all of our U.S. employees and a Registered Retirement Savings Plan (“RRSP”) matching program to all of our Canadian employees, including our NEOs. We do not generally provide perquisites or personal benefits to our NEOs (any perquisites provided to our executives are for matters in conjunction with their services as executives of the Company). We do, however, pay the premiums for term life insurance and disability insurance for all of our employees, including our NEOs.
Our NEOs are also able to participate in our Employee Share Purchase Plan (“ESPP”) as well as receive awards under our Equity Incentive Plan. The ESPP provides eligible employees of the Company with opportunities from time to time to purchase Company common shares at a discounted price (each an “Offering”). The Company may make one or more Offerings to eligible employees under the ESPP. The maximum length for an Offering is 27 months (a “Plan Period”), during which the Company may withhold via payroll deduction the amount (not exceeding 15% of such eligible employee’s earnings) elected by the eligible employee for purposes of purchasing common shares on each purchase date within the Plan Period.
Tax and Accounting Implications
Under Financial Accounting Standard Board ASC Topic 718 (“ASC 718”), we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.
Section 162(m) has historically limited public companies to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a calendar year, subject to certain limited exceptions. Due to the effects of tax reform, only certain historical arrangements may be exempted from the limitation. The Company will continue to review related guidance from the Internal Revenue Service as it becomes available, including the final regulations released by the Internal Revenue Service in late 2020. In determining the form and amount of compensation for our named executive officers, our Compensation Committee may continue to consider various aspects of the cost of such compensation. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee may also look at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the compensation is not deductible by us for tax purposes.
Grant Practices Specific to Stock Options
Aurinia has certain practices relating to the timing of grants of stock options. In 2024, no stock options were issued to any NEO or other executive officer of the Company. Aurinia granted stock options only to newly-hired employees as part of their hiring packages and to non-executive directors as part of their annual compensation or onboarding packages.
The Board does not take material non-public information into account when determining the timing and terms of such awards. In 2024, stock options granted to new employees were issued on a pre-determined schedule, on the first Monday of the month following the hiring of the employee. Options granted to directors are typically granted upon appointment of the director, or upon their re-election at an annual general meeting of the Company. Where the timing for the grant of stock options to a director would fall within a blackout period established by the Company's Insider Trading Policy, the stock options are not granted until one trading day after the blackout period has been lifted. The Company does not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Share Ownership Policy
We have a Share Ownership Policy that applies to each of the members of our Board, as well as each Section 16 Officer (together, “Covered Persons”). A “Section 16 Officer” is any current or former officer of the Company under Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, and any Executive Officer within the meaning of Rule 3b-7 under the Exchange Act (and any other person that Company determines to be subject to the policy). Under the Share Ownership Policy, Covered Persons are to acquire certain amounts of Qualifying Shares. “Qualifying Shares” are common shares held by a Covered Person and include owned common shares, as well as unvested RSUs. Qualifying Shares does not include unearned performance based awards or stock options (whether vested or unvested).
Each Covered Person must hold the required number of Qualifying Shares within 5 years of becoming a Covered Person (or 5 years from the adoption of the Share Ownership Policy). Covered Persons must retain 50% of after-tax shares after vesting or exercise until the requirement is met.
Compliance with the Share Ownership Policy will be measured on the first trading day of each calendar year, using the base salary or Board retainer then in effect. The share price used will be the higher of the closing price of the Company's common shares on that date, or the one-year average price of the Company's common shares on that date. Following the date on which a Covered Person first satisfies the ownership guidelines in the Share Ownership Policy, the value of the total number of Qualifying Shares held by that Covered Person will only be recalculated when the Covered Person sells or otherwise transfers any Qualifying Shares.
The following table sets out the required number of Qualifying Shares for each Covered Person:

Position / Level	Requirement
Members of the Board (other than Section 16 Officers)	3 times Board annual retainer fees (excluding any meeting fees, committee retainers, committee chair retainers and independent director retainers)
CEO	3 times base salary
All other Section 16 Officers	1 times base salary
Clawbacks
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002.
Clawback Policy
On November 22, 2023, the Company adopted an updated clawback policy that complies with the new SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing rules.
Risk Analysis of Our Compensation Policies and Practices
The Compensation Committee has reviewed the Company’s compensation policies and practices, in consultation with WTW, to assess whether they encourage employees to take inappropriate risks. After reviewing and assessing the Company’s compensation philosophy, terms and practices, including the mix of fixed and variable, short and long-term incentives and overall pay, incentive plan structures, and the checks and balances built into, and oversight of, each plan and practice, the Compensation Committee determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company as a whole. The Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks; the mix of short-term compensation (in the form of salary and annual bonus, if any, which is based on a variety of performance factors), and long-term compensation (in the form of options to purchase our common shares and performance awards) prevents undue focus on short-term results and helps align the interests of the Company’s executive officers with the best interests of the Company.

2024 Summary Compensation Table
The following table sets forth all of the compensation awarded to, earned by or paid to our NEOs during the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($) (5)	All Other Compensation ($) (6)	Total ($)
Peter Greenleaf	2024	822,877	—	4,825,917	—	720,017	49,086	6,417,897
Chief Executive Officer	2023	822,877	—	8,999,997	—	710,760	39,725	10,573,359
	2022	791,228	—	3,750,002	3,752,009	498,474	45,684	8,837,397
Joe Miller	2024	500,701	—	1,430,935	—	312,938	53,231	2,297,805
Chief Financial Officer	2023	500,701	—	3,093,747	—	342,980	39,509	3,976,937
	2022	481,443	—	1,250,001	1,250,672	264,794	45,684	3,292,594
Max Donley	2024	539,321	—	1,580,576	—	337,076	57,554	2,514,527
Chief Operating Officer	2023	513,640	—	3,656,242	—	341,571	46,633	4,558,086
	2022	493,885	—	1,250,001	1,250,672	271,637	46,302	3,312,497
Scott Habig	2024	483,210		1,426,260		241,605	532,539	2,683,614
Former Chief Commercial Officer(1)	2023	464,625		2,294,994		285,744	45,822	3,091,185
	2022	206,250	100,000	1,125,004	1,124,999	225,000	4,493	2,785,746
Greg Keenan(7)	2024	495,187	—	547,983	—	278,543	5,384	1,327,097
Chief Medical Officer	2023	400,232	—	450,039	453,710	218,706	9,010	1,531,697
	2022	—	—	—	—	—	—	—
Stephen Robertson	2024	471,702	—	1,416,911	—	294,814	33,002	2,216,429
EVP, General Counsel, Corporate Secretary and Chief Compliance Officer(2)	2023	478,727	—	2,761,872	—	327,928	29,727	3,598,254
	2022	458,696	—	1,250,001	1,250,672	252,283	28,703	3,240,355
(1)Scott Habig was appointed as our Chief Commercial Officer on July 11, 2022. He ceased being an executive officer of the Company as of November 7, 2024 and his employment was terminated without cause on March 3, 2025.
(2)Stephen Robertson’s salary, bonus and other non-equity compensation were translated from CAD to USD using the annual average foreign exchange rates from the Bank of Canada.
(3)This represents the grant date fair value of RSUs and performance awards granted to the NEO for the applicable year, calculated in accordance with ASC Topic 718, and does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the applicable year. The grant date market price was the closing price on the date prior to the grant date. For 2022 and 2023, the grant date price for the RSUs and performance awards was set at $12.01 and $8.99, respectively. For 2024, the grant date market price for the RSUs is $5.85 and for the performance awards is $5.78. The following are the values of the 2024 performance awards as of their grant date assuming attainment of the maximum level of performance: Peter Greenleaf $1.9 million; Joe Miller $574 thousand; Max Donley $634 thousand; Scott Habig $572 thousand and Stephen Robertson $568 thousand.
(4)Represents the aggregate grant-date fair value of the stock options awarded to the NEO for the applicable year, calculated in accordance with ASC Topic 718, and does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included in our Annual Reports on Form 10-K for the respective years.
(5)The amounts reported in this column represent annual performance-based bonuses. For more information, see the section titled “Annual Performance Bonus” in the CD&A and the Grants of Plan-Based Awards table below.
(6)The amounts reported in this column represent the following: for Peter Greenleaf, Joe Miller, Max Donley and Scott Habig employer contributions to 401(k), life insurance and $30,394 for expenses related to work travel, plus an associated gross up payment of up to $15,174 for applicable taxes related to such travel expenses; for Scott Habig the amount also includes $483,210 for accrued severance payable pursuant to his severance agreement following his termination without cause; for Greg Keenan employer contributions to 401(k) and life insurance; and for Stephen Robertson employer contributions to RRSP, medical services plan and employer health tax benefits.
(7)Greg Keenan was first employed by the Company on February 27, 2023.

2024 Grants of Plan-Based Awards Table
The following table sets forth information relating to the grant of plan-based incentive awards to our NEOs in 2024:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All other Stock Awards: Number of Shares of Stock or Units (#)	All other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock And Option Awards($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Peter Greenleaf
Annual Bonus	—	—	576,014	1,152,028	—	—	—	—	—	—	—
Performance Award	3/4/2024	—	—	—	165,384	220,513	330,769	—	—	—	955,920
Restricted Stock Unit Award	2/20/2024	—	—	—	—	—	—	661,538	—	—	3,869,997
Joe Miller
Annual Bonus	—	—	250,351	500,702	—	—	—	—	—	—	—
Performance Award	3/4/2024	—	—	—	49,038	65,385	98,077	—	—	—	283,440
Restricted Stock Unit Award	2/20/2024	—	—	—	—	—	—	196,153	—	—	1,147,495
Max Donley
Annual Bonus	—	—	269,661	539,322	—	—	—	—	—	—	—
Performance Award	3/4/2024	—	—	—	54,166	72,222	108,333	—	—	—	313,079
Restricted Stock Unit Award	2/20/2024	—	—	—	—	—	—	216,666	—	—	1,267,496
Scott Habig
Annual Bonus	—	—	241,605	483,210	—	—	—	—	—	—	—
Performance Award	3/4/2024	—	—	—	48,878	65,171	97,756	—	—	—	282,515
Restricted Stock Unit Award	2/20/2024	—	—	—	—	—	—	195,512	—	—	1,143,745
Greg Keenan
Annual Bonus		—	222,834	445,668	—	—	—	—	—	—	—
Performance Award	3/4/2024	—	—	—				—	—	—	—
Restricted Stock Unit Award	1/30/2024	—	—	—	—	—	—	68,242	—	—	547,983
Stephen Robertson
Annual Bonus(2)	—	—	235,851	471,702	—	—	—	—	—	—	—
Performance Award	3/4/2024	—	—	—	48,558	64,744	97,116	—	—	—	280,665
Restricted Stock Unit Award	2/20/2024	—	—	—	—	—	—	194,230	—	—	1,136,246
(1)These amounts represent performance-based bonus payments for each NEO for 2024. There were no threshold amounts and maximum bonus amounts were set at 200%.
(2)Stephen Robertson’s cash incentive was translated from CAD to USD using the 2024 annual average foreign exchange rate from the Bank of Canada.
(3)Value of performance awards at the grant date is based upon the probable outcome of such conditions. The estimates of aggregate compensation cost are recognized over the service period determined as of the grant date under FASB ASC Topic 718.

2024 Outstanding Equity Awards At Fiscal Year-End Table
The following table shows certain information regarding outstanding equity awards for our NEOs as of December 31, 2024. The options to purchase our shares were granted with a per share exercise price equal to the fair market value of one share on the date of grant, as determined in good faith by the Compensation Committee (for NEOs other than the CEO) and the Board, on recommendation of the Compensation Committee (for our CEO and without the CEO being present for deliberations and approval). Except as noted below, all of the equity awards were granted under our Equity Incentive Plan.

	Options Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or units of stock that have not vested (#)(3)	Market or Value of Shares or Units That Have Not Vested ($)(4)
Peter Greenleaf	4/29/2019(2)	1,600,000	—	6.28	4/29/2029	—	—
	12/21/2020	817,024	—	13.03	12/21/2030	—	—
	3/2/2022	489,672	44,516	12.01	3/2/2032	—	—
	3/2/2022	—	—	—	—	104,080	934,638
	3/2/2023	—	—	—	—	166,853	1,498,340
	3/2/2023	—	—	—	—	444,938	3,995,543
	2/20/2024	—	—	—	—	661,538	5,940,611
	3/4/2024	—	—	—	—	165,384	1,485,148
Joe Miller	12/21/2020	270,610	—	13.03	12/21/2030	—	—
	3/2/2022	163,224	14,839	12.01	3/2/2032	—	—
	3/2/2022	—	—	—	—	34,694	311,552
	3/2/2023	—	—	—	—	57,357	515,066
	3/2/2023	—	—	—	—	152,948	1,373,473
	2/20/2024	—	—	—	—	196,153	1,761,454
	3/4/2024	—	—	—	—	49,038	440,361
Max Donley	8/19/2019	250,000	—	5.90	8/19/2029	—	—
	12/21/2020	236,952	—	13.03	12/21/2030	—	—
	3/2/2022	163,224	14,839	12.01	3/2/2032	—	—
	3/2/2022	—	—	—	—	34,694	311,552
	3/2/2023	—	—	—	—	67,785	608,709
	3/2/2023	—	—	—	—	180,756	1,623,189
	2/20/2024	—	—	—	—	216,666	1,945,661
	3/4/2024	—	—	—	—	54,166	486,411
Scott Habig	8/1/2022(5)	179,825	51,378	8.18	8/1/2032	—	—
	8/1/2022(5)	—	—	—	—	45,844	411,679
	3/2/2023	—	—	—	—	42,549	382,090
	3/2/2023	—	—	—	—	113,459	1,018,862
	2/20/2024	—	—	—	—	195,512	1,755,698
	3/4/2024	—	—	—	—	48,878	438,924
Greg Keenan	3/6/2023(5)	47,828	34,162	8.99	3/6/2033	—	—
	3/6/2023(5)	—	—	—	—	33,374	299,699
	1/30/2024	—	—	—	—	68,242	612,813
Stephen Robertson	11/16/2020(5)	298,924	—	13.40	11/16/2030	—	—
	12/21/2020	144,484	—	13.03	12/21/2030	—	—
	3/2/2022	163,224	14,839	12.01	3/2/2032	—	—
	3/2/2022	—	—	—	—	34,694	311,552
	3/2/2023	—	—	—	—	51,204	459,812
	3/2/2023	—	—	—	—	136,540	1,226,129
	2/20/2024	—	—	—	—	194,230	1,744,185
	3/4/2024	—	—	—	—	48,558	436,051
(1)All options above except as noted in (2) below vest as follows: 33.333% of the shares subject to the options vest on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vest in equal monthly installments over the next two years. All options with a grant date up to and including May 2020 were translated for the purposes of this proxy from CAD to USD using the Bank of Canada exchange rate on the date of grant.

(2)25% of the shares subject to the options vested on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vested in equal monthly installments over the next three years. This award was granted outside of the Company's Equity Incentive Plan as an inducement material to the new employee entering into employment with the Company.
(3)RSUs held at fiscal year-end vest in three equal annual installments on the first, second and third anniversary of the grant date. Amounts listed for 2023 performance awards are at 150% of initial grant (maximum performance level), based on exceeding achievement of performance metrics as of December 31, 2023. Amounts listed for performance awards granted in 2024 are at 75% of initial grant (representing threshold performance level), based on actual achievement of performance metrics as of December 31, 2024. Performance awards held at fiscal year-end shall vest in two equal installments in the two years following the achievement of metrics.
(4)Amounts reported are calculated using $8.98, the per share closing price on December 31, 2024.
(5)This award was granted outside of the Company's Equity Incentive Plan as an inducement material to the new employee entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4).
2024 Option Exercises and Shares Vested
The following table provides information on options to purchase our common shares that were exercised and shares that were vested, including the number of common shares acquired and the value realized, for our NEOs during the year ended December 31, 2024:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Peter Greenleaf(2)	—	—	493,401	3,379,253
Joe Miller(2)	—	—	168,520	1,155,355
Max Donley(2)	—	—	192,853	1,329,091
Scott Habig(2)	—	—	145,119	955,004
Greg Keenan	—	—	16,686	92,107
Stephen Robertson(2)	—	—	154,165	1,052,861
(1)The value realized is based on the fair market value of the Company’s common stock on the vesting date.
(2)The stock awards acquired include an award that vested as of December 31, 2024 for which receipt was deferred while the Company was in a quarterly blackout under the Company's Insider Trading Policy. The amount included for the value realized column was based on the December 31, 2024 close price of $8.98, and actual value realized in March 2025 was based on a close price of $7.95.

Potential Payments Upon Termination or Change-in-Control
We maintain certain agreements, plans, and programs that require us to provide compensation to our NEOs in the event of a termination of employment or a change in control. For more information, see “Other Features of Our Executive Compensation Program—Agreements with Our Named Executive Officers” beginning on page 39.

The following table discloses the potential payments upon termination of employment or change in control with respect to each NEO, pursuant to their respective employment agreements with the Company, as of December 31, 2024. Each scenario assume each NEOs’ compliance with a post-employment restrictive covenant agreement and execution of a release of claims.

Name	Cash Severance Payment ($)	Lump Sum Target Bonus Payment ($)(1)	Health Insurance Premiums ($)(2)	Value Realized on Vesting ($)(3)	Benefit Total ($)
Peter Greenleaf
Termination Without Cause Not in Connection with a Change in Control	1,234,316	576,014	42,107	—	1,852,437
Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control	1,645,754	576,014	28,071	13,854,281	16,104,120
Joe Miller
Termination Without Cause Not in Connection with a Change in Control	500,701	250,351	44,510	—	795,562
Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control	751,052	250,351	44,510	4,401,906	5,447,819
Max Donley
Termination Without Cause Not in Connection with a Change in Control	539,321	269,661	44,510	—	853,492
Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control	808,982	269,661	44,510	4,975,522	6,098,675
Scott Habig(5)
Termination Without Cause Not in Connection with a Change in Control	483,210	241,605	22,721	—	747,536
Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control	724,815	241,605	22,721	4,048,356	5,037,497
Greg Keenan
Termination Without Cause Not in Connection with a Change in Control	495,187	—	—	—	495,187
Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control	495,187	—	—	912,512	1,407,699
Stephen Robertson(4)
Termination Without Cause Not in Connection with a Change in Control	628,937	235,851	1,910	—	866,698
Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control	707,554	235,851	1,910	4,177,729	5,123,044
(1)The assumption used for lump sum target bonus payment is full year payment at 100% of target; except Greg Keenan whose bonus payment upon termination is at the discretion of the Company. For termination absent change in control, the performance bonus shown is at 100% target, however the performance bonus is subject to the terms of the employment agreement.
(2)The assumption used for the health insurance premiums is 12 months of coverage, except for Peter Greenleaf for a termination of employment not in connection with a change in control, which assumes 18 months of coverage; and Greg Keenan who is not eligible for extended coverage.

(3)The value of vesting acceleration is based on the closing price of $8.98 per common share on December 31, 2024 for unvested awards. The assumption used for vesting acceleration not in connection with a change in control is a termination as of December 31, 2024.
(4)Stephen Robertson’s cash amounts were translated from CAD to USD using the 2024 annual average foreign exchange rate from the Bank of Canada.
(5)The amounts shown for Scott Habig are payouts pursuant to his employment agreement that would have been owed upon termination as of December 31, 2024. His employment with the company was terminated without cause as of March 3, 2025 and, as such, amounts actually paid to Mr. Habig in connection with his termination of employment may differ from the amounts reported above.

Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1),˒(2),˒(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1),(2),(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Millions)	Net Revenue(5) ($ Millions)
					TSR ($)	Peer Group TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	6,417,897	7,623,575	2,207,895	2,425,045	44.32	81.12	5.8	235.1
2023	10,573,359	14,915,528	3,892,438	5,271,052	44.37	88.90	(78.0)	175.5
2022	8,837,397	(8,899,595)	3,275,710	(748,376)	21.32	90.18	(108.2)	134.0
2021	1,240,389	16,344,707	718,163	4,188,759	112.88	118.47	(181.0)	45.6
2020	10,678,868	(2,601,908)	3,233,747	2,545,959	68.26	128.55	(102.7)	50.1
(1)Peter Greenleaf was our PEO for each year presented. The individuals comprising the non-PEO NEOs for each year presented are listed below.

2024	2023	2022	2021	2020
Joe Miller	Joe Miller	Joe Miller	Joe Miller	Joe Miller
Max Donley	Max Donley	Max Donley	Max Donley	Max Donley
Stephen Robertson	Stephen Robertson	Stephen Robertson	Stephen Robertson	Stephen Robertson
Scott Habig	Volker Knappertz	Max Colao	Max Colao	Max Colao
Greg Keenan		Volker Knappertz		Dennis Bourgeault
Neil Solomons
(2)The amounts shown for compensation actually paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)Compensation actually paid reflects the exclusions and inclusions of certain amounts for the PEO and the non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.
(4)The peer group total shareholder return (“TSR”) set forth in this table utilizes the Russell 3000 Biotech Index. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the Russell 3000 Biotech Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)We determined net revenue to be the most important financial performance measure used to link Company performance to compensation actually paid to our PEO and non-PEO NEOs in 2024. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Reconciliation of Summary Compensation Table to Compensation Actually Paid

Year	Summary Compensation Table Total for Peter Greenleaf ($)	Exclusion of Stock Awards and Option Awards for Peter Greenleaf ($)	Inclusion of Equity Values for Peter Greenleaf ($)	Compensation Actually Paid to Peter Greenleaf ($)
	(a)	(b)	(c)	(d) = (a) + (b) + (c)
2024	6,417,897	(4,825,917)	6,031,596	7,623,575
2023	10,573,359	(8,999,997)	13,342,166	14,915,528
2022	8,837,397	(7,502,011)	(10,234,980)	(8,899,595)
2021	1,240,389	—	15,104,318	16,344,707
2020	10,678,868	(9,288,898)	(3,991,878)	(2,601,908)

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
	(a)	(b)	(c)	(d) = (a) + (b) + (c)
2024	2,207,895	(1,280,605)	1,497,755	2,425,045
2023	3,892,438	(3,023,431)	4,402,045	5,271,052
2022	3,275,710	(2,375,417)	(1,648,669)	(748,376)
2021	718,163	—	3,470,596	4,188,759
2020	3,233,747	(2,741,071)	2,053,283	2,545,959

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Inclusion of Equity Values Calculation

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Peter Greenleaf ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Peter Greenleaf ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Peter Greenleaf ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Peter Greenleaf ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Peter Greenleaf ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Peter Greenleaf ($)	Total - Inclusion of Equity Values for Peter Greenleaf ($)
2024	7,425,760	(30,559)	—	(1,363,605)	—	—	6,031,596
2023	8,999,997	1,566,255	—	2,775,914	—	—	13,342,166
2022	2,799,360	(5,421,035)	—	(7,613,305)	—	—	(10,234,980)
2021	—	10,202,439	—	4,901,879	—	—	15,104,318
2020	7,762,704	(7,270,230)	—	(4,484,352)	—	—	(3,991,878)

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	1,924,311	(15,673)	—	(410,883)	—	—	1,497,755
2023	3,023,431	616,428	—	762,186	—	—	4,402,045
2022	701,513	(656,801)	—	(941,151)	(752,230)	—	(1,648,669)
2021	—	2,255,191	—	1,215,405	—	—	3,470,596
2020	2,449,340	(235,061)	95,426	(256,422)	—	—	2,053,283

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our non-PEO NEOs and the Company’s cumulative TSR over the five most recently completed fiscal years.

PEO and Average Non-PEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid (in millions)
20
15
10
5
0
-5
-10
-15
Company TSR (FYE 2019 Indexed to $100)
120
110
100
90
80
70
60
50
40
30
20
10
2020
2021
2022
2023
2024
Fiscal Year
Peter Greenleaf Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Aurinia Pharmaceuticals Inc. TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our non-PEO NEOs and our net income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
20
15
10
5
0
-5
-10
-15
250.0
200.0
150.0
100.0
50.0
0.0
-50.0
-100.0
-150.0
-200.0
2020
2021
2022
2023
2024
Fiscal Year
Peter Greenleaf Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Aurinia Pharmaceuticals Inc. Net Income

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Revenue
The following chart sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our non-PEO NEOs, and our Net Revenue during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Revenue
Compensation Actually Paid ($ Millions)
20
15
10
5
0
-5
-10
-15
Net Revenue ($ Million)
240.0
210.0
180.0
150.0
120.0
90.0
60.0
30.0
2020
2021
2022
2023
2024
Fiscal Year
Peter Greenleaf Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Net Revenue

List of Most Important Financial Performance Measures
Net revenue was the sole financial performance measure that the Company used in linking compensation actually paid to our PEO and other NEOs for 2024 to Company performance.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes our compensation plans under which our equity securities are authorized for issuance at December 31, 2024:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans, excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2021 Equity Incentive Plan	14,434,695	$12.07	3,058,705
2021 Employee Stock Purchase Plan	—		1,522,243
Equity compensation plans not approved by security holders(1)	2,827,250	$8.08	__ (3)
Total	17,261,945	$10.92	4,580,948

(1)These inducement awards were granted outside the Equity Incentive Plan as inducements material to the new employee entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4) or other applicable exemptions available at the time of grant. These awards were granted with a per share exercise price equal to the fair market value of one common share on the date immediately preceding the date of grant. Of the 2,827,250 inducement awards, 2,672,200 are stock options and 1,600,000 vest as follows: 25% of the shares subject to the options vest on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vest in equal monthly installments over the next three years. The remaining 1,072,200 inducement stock option awards vest as follows: 33.333% of the shares subject to the option vest on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vest in equal monthly installments over the next two years. All of the stock option awards are exercisable for ten years from the date of grant. The remaining 155,050 inducement awards are RSUs and vest in three equal annual installments on the first, second and third anniversary of the grant date.
(2)Calculation does not include RSUs or performance awards.
(3)Our Board has not established any specific number of shares that could be issued without shareholder approval. Inducement grants to new employees are determined on a case-by-case basis. Other than possible inducement grants, we expect all equity awards will be made under shareholder-approved plans.

CEO Pay Ratio Disclosure
Under the SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our CEO, Peter Greenleaf, to the median of the annual total compensation of all of our employees other than Peter Greenleaf (the “CEO Pay Ratio”).
For fiscal year 2024, the annual total compensation of our median employee (other than the CEO) was $319,139 and the annual total compensation of the CEO, as reported in the Summary Compensation Table included in this Proxy Statement/Circular, was $6,417,897. Based on this information, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees was approximately 20 to 1.
To identify our median employee, we used the following methodology:
•To determine our total population of employees, we included all employees other than our CEO as of December 31, 2024 (whether employed on a full-time or part-time basis).
•To identify our median employee from our employee population, we chose as our consistently applied compensation measure the aggregate amount of each employee’s annual base salary and cash bonuses earned during fiscal 2024 and the grant date fair value of equity awards granted in fiscal 2024 determined in accordance with FASB ASC Topic 718.
•We included all other compensation consistent with what is included in the Summary Compensation Table. For the U.S., this includes employer contributions to 401K, life insurance and expenses for work related travel. For Canada, this includes employer contributions to RRSP, medical services plan and employer health tax benefits.
•We annualized the base salary of employees who were employed by us for less than the entire fiscal year but we did not make any cost-of-living adjustments.
•We did not exclude any non-U.S. employees under the de minimis or other exceptions set forth in Item 402(u) of Regulation S-K.
•Compensation paid in Canadian dollars was converted to U.S. dollars based on the annual average exchange rate for the year ended December 31, 2024 from the Bank of Canada.
The CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with the SEC’s rules and regulations, based on our records and the methodology described above. The SEC’s rules and regulations for identifying the median employee and calculating the CEO Pay Ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies and to use reasonable estimates and assumptions based on their own facts and circumstances.

DIRECTOR COMPENSATION
Non-Employee Director Compensation
The following table sets forth in summary form information concerning the compensation of our non-employee directors for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Pension Value ($)	All Other Compensation ($)	Total ($) (4)
Kevin Tang(5)	—	—	—	—	—	—	—
Jeffrey A. Bailey	64,497	99,992	100,005	—	—	—	264,494
Dr. David R.W. Jayne	51,332	99,992	100,005	—	—	—	251,329
Craig Johnson(6)	6,725	169,999	170,000	—	—	—	346,724
Jill Leversage	70,000	99,992	100,005	—	—	—	269,997
Dr. Karen Smith	56,997	99,992	100,005	—	—	—	256,994
Dr. Brinda Balakrishnan(7)	36,379	—	—	—	—	—	36,379
Dr. Daniel Billen(7)	72,758	—	—	—	—	—	72,758
R. Hector MacKay-Dunn(7)	43,308	—	—	—	—	—	43,308
Dr. Robert T. Foster(8)	38,152	—	—	—	—	483,755	521,907
(1)This column includes the annual Board retainer and any applicable additional retainers for service as a member or Chair of a committee during 2024.
(2)The Company granted each director 12,135 RSUs on November 21, 2024. The amounts reported represents the grant date fair value of RSUs granted to each of the then non-employee directors and are calculated in accordance with ASC Topic 718, which does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included in our 2024 Annual Report on Form 10-K. The grant date market price for the RSUs was set at $8.24, which was the closing price on the date prior to the November 21, 2024 grant date, consistent with our practice for granting equity awards to all employees.
(3)The Company granted 18,641 stock options on November 21, 2024 with a fair value of $5.36 to each of the then non-management directors. The amounts reported represents the aggregate grant-date fair value of the stock options awarded to the non-employee directors for the applicable year, calculated in accordance with ASC Topic 718 and does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included and described under the caption “Share-based compensation” in Note 2 to our consolidated financial statements included in our 2024 Annual Report on Form 10-K.
(4)The aggregate remuneration paid to the directors of the Company in 2024 was $2,063,890.
(5)Kevin Tang was appointed to the Board on September 9, 2024. Kevin Tang has elected to waive all compensation for his service as a director.
(6)Craig Johnson was appointed to the Board on November 7, 2024. In relation to that appointment, Craig Johnson was granted 20,631 RSUs on November 21, 2024. The grant date market price for the RSUs was set at $8.24, which was the closing price on the date prior to the November 21, 2024 grant date. Additionally, Craig Johnson was granted 31,688 stock options with a fair value of $5.36. The amount reported represents the aggregate grant-date fair value of the stock options awarded to the non-employee directors for the applicable year, calculated in accordance with ASC Topic 718 and does not take into account estimated forfeitures related to service based conditions. The assumptions used in the calculation of these amounts are included and described under the caption “Share-based compensation” in Note 2 to our consolidated financial statements included in our 2024 Annual Report on Form 10-K.
(7)Dr. Brinda Balakrishnan, Dr. Daniel Billen and R. Hector MacKay-Dunn ceased to be directors as of September 9, 2024.
(8)Dr. Robert T. Foster ceased to be a director as of November 5, 2024. Amounts reported in “All Other Compensation” represent amounts payable pursuant to an employee retention arrangement entered into while Dr. Foster was previously the Chief Executive Officer of Isotechnika Pharma Inc. (the former name of the Company), and paid while he was a director of the Company.

Director Equity Outstanding at 2024 Fiscal Year-End
The following table summarizes the equity awards that were outstanding as of December 31, 2024, for each of the non-employee directors serving during 2024.

	Option Awards(1)	Restricted Stock Units
Name	Number of Securities Underlying Unexercised Options (#)
Kevin Tang(2)	—	—
Jeffrey A. Bailey	47,600	12,135
Dr. David R.W. Jayne	204,834	12,135
Craig Johnson	31,688	20,631
Jill Leversage	159,834	12,135
Dr. Karen Smith	47,600	12,135
(1)All option awards were granted to our non-employee directors with a 10-year term of which 385,304 were fully vested and exercisable and 106,252 were unvested as of December 31, 2024.
(2)Kevin Tang has elected to waive all compensation for his service as a director.
Non-Employee Director Compensation Policy
Compensation for the directors in such role is determined by the Board upon recommendation of the Compensation Committee. The Compensation Committee has sought advice from third party advisors in respect to the compensation of the directors, most recently WTW in 2024. During 2024, non-employee directors (other than the Chair of the Board) earned an annual retainer fee of $45,000 for serving as a Board member. The previous Chair of the Board earned an annual retainer fee of $80,000 and the current Chair is not paid a retainer fee. Directors were paid in U.S. dollars at the end of each quarter. Annual committee compensation for 2024 was as follows:

•Compensation Committee Chair Retainer: $15,000
Compensation Committee Member Retainer: $7,500
•Audit Committee Chair Retainer: $20,000
Audit Committee Member Retainer: $10,000
•Governance Committee Chair Retainer: $10,000
Governance Committee Member Retainer: $5,000
In addition to the cash retainers set out above, non-employee directors are entitled to an annual equity grant equivalent to $200,000 and an equity grant equivalent to $340,000 upon the election or appointment of a new Board member.
All of the director options are exercisable for ten years and vest at 12 months. All of the director RSUs vest 100% on the first anniversary of the grant date.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information relating to the beneficial ownership of our common shares as of April 12, 2025, by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding common shares (based on statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act);
•each of our directors and each nominee for director;
•each of our NEOs that remain in our employ; and
•all of our directors and executive officers as a group.
Beneficial ownership is based upon 136,646,428 common shares issued and outstanding as of April 12, 2025 (this number excludes 135,515 shares repurchased by the Company that are outstanding and are being submitted for cancellation) and determined in accordance with the rules of the SEC and includes any shares over which a person or group exercises sole or shared voting or investment power plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of April 12, 2025, whether through the exercise of options or otherwise. Unless otherwise indicated, we believe that the persons or entities identified in this table have voting and investment power with respect to all shares shown beneficially owned by them. Common shares underlying stock options and equity awards that are exercisable or subject to vesting within 60 days of April 12, 2025 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the awards but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise noted below, the address of each director and executive officer is c/o Aurinia Pharmaceuticals Inc., #140, 14315 - 118 Avenue, Edmonton, AB T5L 4S6 Canada.

	Beneficial Ownership (1)
Name of Beneficial Owner	Number of Shares	Percent of Total
Greater than 5% shareholders
Tang Capital Management, LLC (2)	10,029,500	7.3%
BlackRock, Inc. (3)	8,921,049	6.5%
ILJIN (4)	8,876,964	6.5%
Directors and Named Executive Officers
Kevin Tang(2)	10,029,500	7.3%
Peter Greenleaf (5)	3,619,081	2.7%
Joseph Miller (6)	679,977	*
Max Donley (7)	960,092	*
Stephen Robertson (8)	797,680	*
Greg Keenan(9)	72,001	*
Dr. David R. W. Jayne (10)	230,557	*
Jill Leversage (11)	154,111	*
Dr. Karen Smith(12)	41,631	*
Jeffrey A. Bailey(13)	42,315	*
Craig Johnson	—	—
All current directors and executive officers as a group (11 persons) (14)	16,626,945	12.2%
*Indicates beneficial ownership of less than 1% of the total common shares outstanding.
(1)This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC.
(2)This information is based solely on the Schedule 13D filed on March 4, 2025 filed by Tang Capital Management, LLC with the SEC. Based on such filing, Tang Capital Management, LLC beneficially owns and has shared dispositive and voting power over 10,029,500 shares with Tang Capital Management, LLC, a Delaware limited liability company that is the general partner of Tang Capital Partners, LP and Tang Capital Partners International, LP (“Tang Capital Management”); Kevin Tang, a United States citizen who is the manager of Tang Capital Management and a member of the Board of Directors of the Issuer (“Kevin Tang”); Tang Capital Partners, LP, a Delaware limited partnership engaged in capital management (“Tang Capital Partners”); Tang Capital Partners International, LP, a Delaware limited partnership engaged in capital management (“Tang Capital International”); Tang Capital Partners III, Inc., a Nevada corporation that is indirectly wholly owned by Tang Capital Partners, LP (“Tang Capital Partners III”) and Tang Capital Partners IV, Inc., a Nevada corporation that is indirectly wholly owned by Tang Capital Partners, LP (“Tang Capital Partners IV” and, collectively with Tang Capital Management, Kevin Tang, Tang Capital Partners, Tang Capital International and Tang Capital Partners III the “Reporting Persons”). Kevin Tang is the sole director and Chief Executive Officer of Tang Capital Partners III and Tang Capital Partners IV. Kevin Tang is the President of Tang Capital Management, LLC. The address of Tang Capital Management, Kevin Tang, Tang Capital Partners and Tang Capital International is 4747 Executive Drive, Suite 210, San Diego, CA 92121. The address of Tang Capital Partners III and Tang Capital Partners IV is 5955 Edmond Street, Las Vegas, NV 89118.
(3)This information is based solely on the Schedule 13G filed on February 12, 2024 filed by BlackRock, Inc. with the SEC. Based on such filing, BlackRock, Inc. beneficially owns and has sole dispositive power of all such shares and sole voting power over 8,757,844 shares. In addition, each of BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Fund Advisors and BlackRock Fund Managers Ltd are subsidiaries of BlackRock, Inc. which beneficially own certain of the shares. The address for BlackRock, Inc. is listed as 50 Hudson Yards, New York, NY 10001.
(4)This information is based solely on the Schedule 13D/A filed on March 20, 2024 collectively by ILJIN SNT Co., Ltd., ILJIN Semiconductor Co., Ltd., ILJIN Steel Co., Ltd., ILJIN GLS Co., Ltd., Sae Kyoung Huh, Seoung Eun Huh and Chin Kyu Huh (collectively, “ILJIN”). Based on such filing, ILJIN beneficially owns an aggregate of 8,876,964 shares. The address for each of the investors listed above is (Dohwa-dong), 45 Maop-daero, Mapo-gu, Seoul, Korea 121-716, Attention: Young Hwa Kim.
(5)Consists of 2,951,212 options vesting or exercisable within 60 days of April 12, 2025 and 667,869 common shares owned outright.
(6)Consists of 448,673 options vesting or exercisable within 60 days of April 12, 2025 and 231,304 common shares owned outright.
(7)Consists of 665,015 options vesting or exercisable within 60 days of April 12, 2025 and 295,077 common shares owned outright.
(8)Consists of 621,471 options vesting or exercisable within 60 days of April 12, 2025 and 176,209 common shares owed outright.
(9)Consists of 61,493 options vesting or exercisable within 60 days of April 12, 2025 and 10,508 common shares owed outright.
(10)Consists of 186,193 options vesting and exercisable within 60 days of April 12, 2025 and 44,364 common shares owned outright.
(11)Consists of 141,193 options vesting or exercisable within 60 days of April 12, 2025 and 12,918 common shares owned outright.
(12)Consists of 28,959 options vesting or exercisable within 60 days of April 12, 2025 and 12,672 common shares owned outright.
(13)Consists of 28,959 options vesting or exercisable within 60 days of April 12, 2025 and 13,356 common shares owned outright.
(14)Includes shares beneficially owned by all of our current executive officers and directors as a group. Consists of 5,133,168 options vesting or exercisable within 60 days of April 12, 2025 and 11,493,777 common shares owned outright.

TRANSACTIONS WITH RELATED PERSONS
Certain Related Person Transactions
Since January 1, 2024, there have been no transactions to which we were a party and in which (i) the amounts involved exceeded or will exceed $120,000, and (ii) a director, executive officer, holder of more than 5% of our outstanding common shares, or any member of such person’s immediate family had or will have a direct or indirect material interest, other than the equity and other compensation agreements that are described under “Executive Compensation” and “Director Compensation.”

Policies and Procedures for Transactions with Related Persons
We have adopted a policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For these purposes, a “related person transaction” is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A “related person” is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

If a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, interests, direct and indirect, of the related persons, benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. We collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, takes into account the relevant available facts and circumstances including, but not limited to:
•the risks, costs and benefits to us;
•the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

In determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.
Indemnification agreements
Our constating documents permit us to exculpate, indemnify and insure each of our directors and executive officers to the fullest extent permitted by the ABCA. We have entered into indemnification agreements with each of our directors and executive officers, undertaking to indemnify them to the fullest extent permitted by law, to the extent that these liabilities are not covered by insurance. We have also obtained Directors and Officers insurance for each of our executive officers and directors.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements or other annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are shareholders will be “householding” our proxy-related materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement or other annual meeting materials, please notify your broker or the Company. Direct your written request to Aurinia Pharmaceuticals Inc., Corporate Secretary, #140, 14315 - 118 Avenue, Edmonton, AB T5L 4S6 Canada or call (250) 744-2487. Shareholders who currently receive multiple copies of the proxy statement or other annual meeting materials at their addresses and would like to request “householding” of their communications should contact their bank, broker or other nominee or the Company at the address above.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

The Company has had no material transaction with an “informed person” (as that term is defined under applicable Canadian securities laws) any proposed director of the Company, or any associate or affiliate of any informed person or proposed director.
INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as described in this Proxy Statement/Circular, no (i) person who has been a director or executive officer of the Company at any time since the beginning of Company’s the last financial year, (ii) proposed nominees for director, or (iii) associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting (other than the election of directors and the amendment to the Equity Incentive Plan).
OTHER MATTERS
The Board, at the time of the preparation of this Proxy Statement/Circular, knows of no other matters to come before the Meeting other than that referred to herein. If any other matters should properly come before the Meeting, the persons named in the proxy card will have discretionary authority to vote all proxies in accordance with his or her best judgment.

Financial information is provided in the Company’s audited financial statements and management’s discussion and analysis for its most recently completed financial year (each as included in the Company’s 2024 Annual Report, which was filed on February 27, 2025). Copies of these documents and additional information relating to the Company are available on the Company’s website www.auriniapharma.com, on SEDAR+ at www.sedarplus.ca or on EDGAR at www.sec.gov.
By Order of the Board of Directors

/s/ Peter Greenleaf
Peter Greenleaf
April 17, 2025

Appendix A

AURINIA PHARMACEUTICALS INC.

MANDATE OF THE BOARD OF DIRECTORS

A.    Introduction
The primary responsibility of the board of directors (“Board”) of Aurinia Pharmaceuticals Inc. (the “Company”) is to oversee the management of the business and to pursue the best interests of the Company. The Board has plenary power and exercises overall responsibility for the management and supervision of the affairs of the Company.
B.    Board Size and Criteria
The Board must consist of such a number of directors within the limits as set out in the company’s articles of incorporation. The By-laws of the Company require that at least two (2) of the Company's directors must not be officers or employees of the Company or a subsidiary of the Company. A majority of the directors of the Board shall be independent within the meaning of applicable securities laws.
C.    Board Meetings
In order for the Board to transact business, a majority of the directors must be present. The Board shall meet on a regular basis and shall schedule a sufficient number of meetings (whether in person, by teleconference or other means permitted by applicable law) to carry out its mandate, which shall occur at least once each quarter.
D.    Reports from Committees/Subsidiaries
Unless waived by the Board, each committee chair shall provide a report to the Board on material matters considered by the committee at the first regularly scheduled Board meeting after the committee's meeting. Each board of a material subsidiary that does not have the same directors as the Board shall provide a report to the Board on material matters considered by the subsidiary board at the first Board meeting after the subsidiary's meeting.
E.    Chair
The Board shall appoint a Chair of the Board who shall have responsibility to ensure that the Board discharges its duties and responsibilities. Where it is not appropriate for the chair to be an independent director, the Board should consider whether it should appoint an independent director to act as a lead director. The Board shall develop a written position description delineating the chair’s role.
F.    Outside Advisors
The Board shall have the authority to retain, at the Company's expense, independent advisors and consultants to advise the Board as it determines necessary to carry out its duties and to fix the remuneration of such advisors and consultants. The Board may request any officer or employee of the Company, or the Company's internal or external auditors or legal counsel to attend a meeting of the Board or to meet with any directors of, or consultants to, the Board.
G.    Governance
The Board has responsibility for developing the Company's approach to governance issues although the Governance & Nomination Committee plays a key role by recommending and reporting on governance issues, including ethical conduct, to the Board. The Board may delegate specific governance issues to other committees of the Board. The Board is responsible for establishing the appropriate procedures to ensure that the Board, Board committees and individual directors can function independently of management.
H.    General Duties
It is the duty of the directors of the Company to manage, or supervise the management of, the business and affairs of the Company. In exercising his or her duties, every director shall act honestly and in good faith with a view to the best interests of the Company and exercise the care, diligence and skill that a reasonably prudent person would exercise in similar circumstances. Each director is expected to attend all regularly scheduled meetings of the Board and all of the committees on which they serve and to be prepared for such meetings by reviewing materials provided in advance of meetings. Each director shall also comply with the provisions of the Business Corporations Act (Alberta), and the By-laws of the Company.

I.    Directors' Duties and Responsibilities
The Board has responsibility for stewardship of the Company, including:
•identifying candidates, and then hiring and, if so determined by the Board, retaining, a Chief Executive Officer (the “CEO”) with the appropriate competencies, professional experience, skills and personal qualities required for the Company, as determined by the Board;
•to the extent feasible, satisfying itself as to the integrity of the CEO and the Company’s other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization;
•adopting a strategic planning process and approving, on at least an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the business;
•the identification of the principal risks of the Company's business, and ensuring the implementation of appropriate systems to manage these risks;
•overseeing succession planning (including appointing, training and monitoring senior management);
•adopting a communication and disclosure policy for the Company;
•overseeing the Company's internal control and management information systems; and
•developing the Company's approach to corporate governance, including developing a set of corporate governance principles and guidelines that are specifically applicable to the Company.
In addition to the above, the Board shall:
•with the assistance of the Compensation Committee, review and ratify the employment, appointment, grade levels and compensation of the executive employees of the Company, or any additional employees directly reporting to the CEO, and approve all senior officer appointments;
•with the assistance of the Compensation Committee, develop a position description for the CEO, which together with other board approved policies and practices, should provide for a definition of the limits to management's responsibilities, and approve the objectives of the Company to be met by the CEO;
•with the assistance of the Compensation Committee, ensure the performance of the CEO is evaluated at least annually;
•with the assistance of the Governance & Nomination Committee, develop a process to evaluate the effectiveness of each director and the Board as a whole on no less than an annual basis;
•review and approve the strategic plan, the annual business plan and accompanying capital plan and financial operations budget, including all material capital expenditures;
•approve material divestitures, acquisition and financial commitments;
•with the assistance of the Audit Committee, approve the annual audited financial statements, management’s discussion on such financial statements (“MD&A”), report on Form 10-K, management information circular and other annual public documents of the Company required by applicable securities laws;
•with the assistance of the Audit Committee (such assistance including the delegated authority to perform this function itself), approve the quarterly reports to the shareholders, including the unaudited interim quarterly statements and the quarterly MD&A;
•determine the content and frequency of management reports;
•review any recommendations from regulators or the external auditors respecting their assessment of the effectiveness of the internal controls that come to their attention in the conduct of their work; and
•ensure an independent audit/inspection function is in place to monitor the effectiveness of organizational and procedural controls.

Further the Board will also consider periodically or annually as the case may be:
1.In Respect of Operations of the Board, with the assistance of the Governance & Nomination Committee:
(i)assess the needs of the Board with respect to the conduct of the affairs of the Board, including
(a)the size of the Board;

(b)the frequency and location of Board and committee meetings;
(c)procedures for establishing meeting agendas and the conduct of meetings;
(d)the availability, relevance and timeliness of discussion papers, reports and other information required by the Board;
(ii)    recommend at the first meeting of the Board following each annual meeting, the allocation of directors to each of the Board committees and thereafter, where a vacancy occurs at any time in the membership of any Board committee, recommend a particular director to the Board to fill such vacancy;
(iii)    oversee continuing education for all directors in respect to the Company; and
(iv)    oversee the relationship between the Board on the one hand and officers of the Company on the other hand and, if appropriate, make recommendations with a view to ensuring that the Board is able to function independently of management.

2.    In Respect of Governance, with the assistance of the Governance & Nomination Committee:
(i)    review periodically the Company's approach to governance issues;
(ii)    review periodically the mandate for the Board and the positions description for the Chair of the Board, the President and CEO, and the Chief Financial Officer (“CFO”) of the Company;
(iii)    review periodically the charters of the committees of the Board and, where appropriate, make recommendations thereon including changes in the role, size, composition and structure of the committees;
(iv)    conduct periodic surveys of directors with respect to their views on the effectiveness of the Board, the Chair of the Board, each committee of the Board and its Chair and individual directors;
(v)    evaluate periodically the performance of the Chair of the Board and the Chair of each committee and the performance and contribution of individual directors, having regard for the mandate for the Board and position description for the Chair of the Board and the results of surveys of the directors, attendance at Board and Board committee meetings and overall contribution;
(vi)    assess the effectiveness and review the performance of the Board as a whole and each committee of the Board;
(vii)    review the Company's director qualification criteria including the number of boards on which directors may sit, director tenure, retirement and succession;
(viii)review the procedure to enable an individual director to engage an outside advisor at the expense of the Company; and
(ix)    recommend policies regarding succession in the event of an emergency or the retirement of the Chair of the Board, CEO, and/or CFO of the Company.

3.    In Respect of Board Composition and Director Nominations, with the assistance of the Governance & Nomination Committee:
(i)    review periodically the competencies, appropriate professional experience, skills and personal qualities required of directors in order to add value to the Company, in light of
(a)    the activities of the Company and the nature of its investments;
(b)    the need to ensure that a majority of the Board is comprised of independent directors within the meaning of applicable laws;
(c)    the constating documents of the Company;
(d)    the Company's governance guidelines;
(ii)    review the competencies, professional experience, skills and personal qualities of each existing director, and the contributions made by the director to the effective operation of the Board and any significant change in the primary occupation of the director;
(iii)    ensure candidates understand the demands and expectations of a director of the Company and the role of the Board and its committees; and

(iv)    oversee an orientation program to familiarize new directors with the business and operations of the Company, including the reporting structure, strategic plans, significant financial, accounting and risk issues and compliance policies, management and the external auditors.
4.    In Respect of Reporting and Disclosure Requirements, with the assistance of the Governance & Nomination Committee:
(i)        review and approve the annual corporate governance report to be made in the proxy circular prepared in connection with the Company's annual meeting describing the corporate governance practices of the Company with reference to applicable securities law requirements;
(ii)        review and approve the statement of executive compensation to be made in the proxy circular prepared in connection with the Company's annual meeting;
(iii)        review at least annually the “Corporate Disclosure Policy” of the Company;
(iv)        review at least annually the “Code of Ethics & Conduct” of the Company;
(v)        review at least annually the “Whistleblower Policy” of the Company;
(vi)        review at least annually the “Fraud Policy” of the Company;
(vii)        review at least annually the “Recruitment Policy” of the Company;
(viii)    review at least annually the “Indemnity Policy” of the Company;
(ix)        review at least annually the “Terms of Reference for the Chair of the Board”;
(x)        review at least annually the “Mandate of the Board of Directors”;
(xi)        review at least annually the position description for the CEO of the Company;
(xii)        review at least annually the position description for the CFO of the Company;
(xiii)    review at least annually the “Audit Committee Charter”;
(xiv)    review at least annually the “Compensation Committee Charter”;
(xv)        review at least annually the “Governance & Nomination Committee Charter”;
(xvi)    review at least annually the “Disclosure Committee Charter”;
(xvii)    review at least annually the “Insider Trading Policy”;
(xviii)    review at least annually the “Clawback Policy”;
(xix)    review at least annually the “Share Ownership Policy”; and
(xx)    review at least annually the “Majority Voting Policy.”

Appendix B

STATEMENT OF CANADIAN CORPORATE GOVERNANCE PRACTICES
The Company is committed to the highest standards of corporate governance. The Board and each of its committees have continued to refine the Company’s governance policies and procedures in light of recent regulatory initiatives that have been adopted to improve corporate governance.
The following disclosure is completed in respect of the requirements of Canadian securities instruments, and may not reflect corporate governance standards from a United States perspective.
Further information on the Company's corporate governance practices is set out under the heading "Information Regarding the Board of Directors and Corporate Governance" earlier in this Proxy Statement/Circular.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
1. Board of Directors – Disclose how the board of directors (the “Board”) facilitates its exercise of independent supervision over management, including:
The Board has reviewed the independence of each nominee for director of the Company as defined in Canadian National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”). A director who is independent has no direct or indirect material relationship with the Company, including a relationship, which in the view of the Board could reasonably interfere with the director’s exercise of independent judgment. After having reviewed the role and relationships of each nominee for director, the Board has determined that, pursuant to NI 58-101 alone, the following persons are independent, namely:

(a) the identity of directors that are independent.	Jeffrey Bailey Kathy Goetz (new director nominee) David Jayne Craig Johnson Jill Leversage Tina S. Nova (new director nominee) Karen Smith Kevin Tang
(b) the identity of directors who are not independent, and the basis for that determination.	Peter Greenleaf	Peter Greenleaf is considered to have a material relationship with the Company by virtue of being the President and CEO of the Company.
(c)    whether or not a majority of the directors are independent. If a majority of directors are not independent, describe what the Board does to facilitate its exercise of independent judgment in carrying out its responsibilities.
A majority (85.7%) of the Board is independent pursuant to NI 58-101. A majority (83.3%) of the nominees for election are independent pursuant to NI 58-101.
(d)    If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.

This information is disclosed in the attached proxy under “Corporate Governance - Other Board Membership”.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
(e)    Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year. If the independent directors do not hold such meetings, describe what the board does to facilitate open and candid discussion among its independent directors.

The independent directors hold in camera meetings following every regularly scheduled meeting of the Board, as well as any other time the independent directors deem appropriate. The independent directors met 6 times during fiscal year 2024.

(f)    Disclose whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his or her role and responsibilities. If the board has neither a chair that is independent nor a lead director that is independent, describe what the board does to provide leadership for its independent directors.

Kevin Tang is the Chair of the Board, and is an independent director. The Chair’s primary responsibility is managing the affairs of the Board including ensuring the Board is organized properly, functions effectively, and meets it obligations and responsibilities as set out in the by-laws of the Company and its mandate. The Chair works to ensure effective relations with the Board, shareholders, other stakeholders and the public.

(g) Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s most recently completed financial year.
•Peter Greenleaf - Board 22/22
•Kevin Tang - Board 6/6; Compensation 2/2; Governance & Nomination 2/2
•Dr. Daniel Billen - Board 14/16; Audit 3/3; Compensation 2/2
•Dr. Brinda Balakrishnan - Board 12/16; Compensation 2/2
•Jeffrey A. Bailey - Board 20/22; Audit 4/4; Compensation 4/4
•Robert Foster - Board 21/21
•Dr. David R.W. Jayne - Board 18/22; Governance & Nomination 6/6
•Craig Johnson - Board 1/1
•Jill Leversage - Board 22/22; Audit 4/4; Governance & Nomination 6/6
•R. Hector MacKay-Dunn - Board 16/16; Compensation 2/2; Governance & Nomination 6/6
•Dr. Karen Smith - Board 18/22; Audit 4/4; Compensation 2/2

2. Board Mandate – Disclose the text of the board’s written mandate. If the board does not have a written mandate, describe how the board delineates its role and responsibilities.	A copy of the mandate of the Board is attached to this proxy statement as Appendix A.
3.    Position Descriptions –
(a)    Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position.
The Board has developed written position descriptions for the Chair of the Board and the Chair of each committee of the Board. These position descriptions are reviewed on an annual basis.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
(b)    Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.
The Board and the CEO have developed a written position description for the CEO. The position description is reviewed on an annual basis.
4.    Orientation and continuing Education –
(a)    Briefly describe what measures the board takes to orient new directors regarding:
(i)    the role of the board, its committees and its directors;
(ii)    the nature and operation of the issuer’s business.
(b)    Briefly describe what measures, if any, the board takes to provide the continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.

The Company has not implemented a formal orientation process for its new directors; however new directors are given the opportunity to individually meet with senior management to improve their understanding of the Company’s business. Newly appointed directors receive an onboarding package and are also provided with reference materials describing the Company’s organizational structure, the structure of the Board and its committees, corporate policies, articles and by-laws, as well as other Board materials. In addition, regardless of whether a meeting of the Board is scheduled, all directors regularly receive information on the Company’s operations, including a report on corporate development activities, operations reports, a financial overview and other pertinent information. All Company executives are available for discussions with directors concerning any questions or comments which may arise between meetings. Yearly the Board solicits feedback from the directors on potential continuing education topics and makes appropriate information available to the directors on relevant continuing education topics.

5.    Ethical Business Conduct –
(a)    Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:
(i)    disclose how a person or company may obtain a copy of the code;
(ii)    describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code;
(iii)    provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code.
(b)    Describe any steps the board takes to ensure directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.
(c)    Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

The Board believes that a culture of strong corporate governance and ethical business conduct must be endorsed by the Board and the executive officers. The Code of Conduct addresses many areas of business conduct and provides a procedure for employees to raise concerns or questions regarding questionable audit or accounting matters. The Code of Conduct is available on the Company’s website at www.auriniapharma.com.
All employees have a duty to report to the Company’s management any violations of the Code of Conduct. Allegations will be investigated by the appropriate personnel. Please also see the disclosure under the heading “Corporate Governance - Code of Conduct and Whistleblower Policy” in this Proxy Statement/Circular for further information on how the Board monitors compliance with the Code of Conduct.
There were no material violations of the Code of Conduct in
2024 that required the filing of a material change report.

For any transactions where a director or executive officer has a material interest, the Board ensures the member discloses such interest and discusses the transaction only once the applicable person is not in attendance.
The Company has adopted a Corporate Disclosure Policy, which is reviewed annually, as well as Clawback, Anti-Fraud and Whistleblower policies. Quarterly financial packages are reviewed and approved by the Audit Committee. The annual financial package is reviewed by the Audit Committee prior to being recommended for Board approval and our CEO and CFO certify in respect of our annual and interim filings.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
6.    Nomination of Directors –
(a)    Describe the process by which the board identifies new candidates for board nomination.
(b)    Disclose whether or not the board has a nominating committee composed entirely of independent directors. If the board does not have a nominating committee composed entirely of independent directors, describe what steps the board takes to encourage an objective nominating process
(c)    If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Board reviews, on an annual basis, both the size and composition of the Board. In considering nominees for election to the Board, the Board considers the primary markets in which the Company operates, the expertise and experience necessary to support the Company’s strategy and operations and requirements imposed by law. The Board considers matters as a candidate’s integrity, independence, and residency. The Board then assesses each potential nominee against the criteria developed by the Board.
The Governance Committee, with the assistance of the other members of the Board and of management, is responsible for identifying nominees for election to the Board. The Governance Committee is comprised of three directors who are independent.

7.    Compensation –
(a)    Describe the process by which the board determines the compensation for the issuer’s directors and officers.
(b)    Disclosure whether or not the board has a Compensation Committee composed entirely of independent directors. If the board does not have a Compensation Committee composed entirely of independent directors, describe what steps the board takes to ensure an objective process for determining such compensation.
(c)    If the board has a Compensation Committee, describe the responsibilities, powers and operation of the Compensation Committee.

The remuneration paid to the directors and officers is reviewed each year by the Compensation Committee. The level of remuneration is designed to provide a competitive level of remuneration. The Compensation Committee is comprised of three independent directors.
The mandate of this Committee in respect of compensation matters specifically sets out the following duties and responsibilities:
In respect of Director Compensation and Protection:
(a)    Review periodically director compensation and recommend compensation terms that adequately reflect the responsibilities being assumed by the directors, the Chair of the Board, and Chairs of the committees of the Board and members;
(b)    Administer, review, and recommend on all policies of or agreements by the Company with respect to the indemnification by the Company of its directors and officers, if any.
In respect of the Company’s Officers and Employees and Compensation Plans:
(a)    Review and recommend to the Board the employment, appointment, and compensation arrangements of the CEO of the Company, and in conjunction with the CEO, the employment and appointment of the top executives of the Company and their compensation arrangements, and make changes in these arrangements upon annual reviews of their performance;
(b)    Review with the CEO the position descriptions for the executive employees, ensuring they remain current and accurate;
(c)    Oversee the evaluation of the Company’s CEO;

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures

(d)    Review the CEO’s evaluation of the performance of the employees of the Company, and the CEO’s recommendations with respect to the amount of compensation to be provided to such employees;
(e)    Review the equity compensation plans of the Company for the benefit of employees of the Company and its subsidiaries; review and approve corporate goals and objectives relevant to the CEO and senior management’s compensation, evaluate the CEO and senior management’s performance in light of those goals and objectives, and make recommendations with respect to the CEO and senior executives’ compensation levels based on this evaluation; and make recommendations with respect to the CEO and senior executives’ compensation, incentive-compensation plans and equity-based plans; and
(f)    Administer, review and recommend the stock option plans and awards of the Company.

8. Other Board Committees – If the board has standing committees other than the audit, compensation and governance and nominating committees, identify the committees and describe their function.	The Company has no other standing committees.
9.    Assessments – Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

Directors annually provide responses to a self-assessment of the Board as a whole, any committees on which they participate, as well as their own performance as a director. These assessments are provided to the Governance Committee on an anonymous aggregated basis for review. The Governance Committee reviews the aggregate reports, and determines if any changes to the Board or any of the committees is warranted. The Governance Committee then reports to the Board with respect to the results of the assessments and any recommendations the Governance and Nomination Committee believes appropriate resulting from the assessments.

10.    Director Term Limits and Other Mechanisms of Board Renewal (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) – Disclose whether or not the issuer has adopted term limits for the directors on its board or other mechanisms of board renewal and, if so, include a description of those director term limits or other mechanisms of board renewal. If the issuer has not adopted director term limits or other mechanisms of board renewal, disclose why it has not done so.

The Company has not adopted term limits or other mechanisms for Board renewal. The Board has recently gone through an extensive renewal process. Given this recent renewal of the Board, the Company does not consider it appropriate to implement term limits or other mechanisms of Board renewal at this time.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
11.    Policies Regarding the Representation of Women on the Board (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) –
(a)    Disclose whether the issuer has adopted a written policy relating to the identification and nomination of women directors. If the issuer has not adopted such a policy, disclose why it has not done so.
(b)    If an issuer has adopted a policy referred to in (a), disclose the following in respect of the policy:
(i)    a short summary of its objectives and key provisions,
(ii)    the measures taken to ensure that the policy has been effectively implemented,
(iii)    annual and cumulative progress by the issuer in achieving the objectives of the policy, and
(iv)    whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

The Company has adopted a written policy with respect to the identification and nomination of female directors (the "Recruitment Policy"). The Recruitment Policy requires that the Board consider diversity on the Board from a number of aspects, including but not limited to skills, education and experience. The Board has followed the Recruitment Policy in considering potential candidates for election and appointment of members of the Board and the executive team.

The Governance Committee regularly considers the Recruitment Policy and the diversity needs of the Company and reports to the Board as needed on the Company’s advancements related to this policy. In connection with such review, the Governance Committee will consider the effectiveness of the Company’s approach to diversity and will recommend to the Board any changes that it considers appropriate.

12.    Consideration of the Representation of Women in the Director Identification and Selection Process (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) – Disclose whether and, if so, how the board or nominating committee considers the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board. If the issuer does not consider the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board, disclose the issuer's reasons for not doing so.

Pursuant to the Recruitment Policy, the Board does consider and evaluate the representation of women on the Board when identifying and nominating candidates for election and re-election to the Board. However, the Company focuses its search for new directors primarily based on the qualification of potential candidates, not specifically based on gender.

13.    Consideration Given to the Representation of Women in Executive Officer Appointments (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) – Disclose whether and, if so, how the issuer considers the level of representation of women in executive officer positions when making executive officer appointments. If the issuer does not consider the level of representation of women in executive officer positions when making executive officer appointments, disclose the issuer's reasons for not doing so.

Pursuant to the Recruitment Policy, the Board does consider and evaluate the representation of women in the Company’s executive officer positions when identifying and nominating candidates for appointment as executive officers. However, the Company focuses its search for new executive officers primarily based on the qualification of potential candidates, not specifically based on gender.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
14.    Issuer's Targets Regarding the Representation of Women on the Board and in Executive Officer Positions (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) –
(a)    For purposes of this Item, a “target” means a number or percentage, or a range of numbers or percentages, adopted by the issuer of women on the issuer's board or in executive officer positions of the issuer by a specific date.
(b)    Disclose whether the issuer has adopted a target regarding women on the issuer's board. If the issuer has not adopted a target, disclose why it has not done so.
(c)    Disclose whether the issuer has adopted a target regarding women in executive officer positions of the issuer. If the issuer has not adopted a target, disclose why it has not done so.
(d)    If the issuer has adopted a target referred to in either (b) or (c), disclose:
(i)    the target, and
(ii)    the annual and cumulative progress of the issuer in achieving the target.

The Company has not established a target for the representation of women on the Board or in executive officer positions of the Company by a specific date. The Company does not think it is appropriate to set targets because the Company focuses its search for new directors and executive officers primarily based on the qualification of potential candidates, not specifically based on gender.

15.    Number of Women on the Board and in Executive Officer Positions (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) –
(a)    Disclose the number and proportion (in percentage terms) of directors on the issuer's board who are women.
(b) Disclose the number and proportion (in percentage terms) of executive officers of the issuer, including all major subsidiaries of the issuer, who are women.

As at the date of this Proxy Statement/Circular, two (28.5%) of the Company’s directors are women. If the nominees for director are all elected, two (33.3%) of the Company's directors will be women.

As at the date of this Proxy Statement/Circular, none (0%) of the Company’s executive officers, including the Company’s major subsidiaries, is a woman.

Appendix C
AURINIA PHARMACEUTICALS INC.
(the “Company”)

EQUITY INCENTIVE PLAN

AS AMENDED AND RESTATED AS OF ~~JUNE 7, 2021~~ MAY 15, 2025
Article 1
PURPOSE AND INTERPRETATION
Purpose
1.1The purpose of the Plan is to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of Common Shares of the Company. It is the intention of the Company that this Plan will at all times be in compliance with the rules and policies of any applicable stock exchange on which the securities of the Company are listed or quoted for trading and any inconsistencies between this Plan and the rules and policies of such exchanges, whether due to inadvertence or changes in such rules or policies, will be resolved in favor of the latter.
Definitions
1.2In this Plan:
“Actively Engaged”, in reference to a certain date, means that the Service Provider is engaged by the Company (including being on vacation or being on a statutory or other leave authorized by the Company) on the applicable date. Except to the minimum extent, if any, required by applicable employment standards legislation, “Actively Engaged” does not include:
(a)any period following the date the Service Provider, if a Director or Officer, ceases to be a Director or Officer upon termination of office or, if an Employee or other Service Provider, ceases to be employed or engaged by the Company upon termination of employment or service, for any reason (whether voluntary or involuntary, and whether with or without just cause, and regardless of whether the termination is lawful or unlawful);
(b)any period in relation to which the Company provides pay in lieu of notice in respect of such termination of office, employment or service; or
any period in relation to which the Company fails to give notice that ought to have been given pursuant to any agreement between the Company and the Service Provider or pursuant to any applicable law, including the common law or civil law, as applicable, in respect of such termination of office, employment or service, and in relation to which damages may be awarded, including for the failure to provide such notice.
“Affiliate” has the meaning assigned by the Securities Act;
“Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Award or Dividend Equivalent Right granted under this Plan;
“Award Commitment” means any written agreement, contract or other instrument or document evidencing any Award granted under this Plan. Each Award Commitment shall be subject to the applicable terms and conditions of this Plan and any other terms and conditions (not inconsistent with this Plan) determined by the Board;
“Award Shares” means Common Shares that may be issued in the future to a Service Provider in connection with the grant, vesting or settlement of or upon the exercise of an Award;
“Black-out Period” means the period during which the relevant Recipient is prohibited from exercising an Award due to trading restrictions imposed by the Company in accordance with its securities trading policies governing trades in the Company’s securities;

“Board” means the board of directors of the Company (the “Company Board”) or any committee thereof duly empowered or authorized to grant Awards under this Plan, or any Person to whom the board of directors or empowered or authorized committee thereof delegates such authority;
“Business Day” means a day that the NASDAQ Stock Market LLC (or such other exchange on which the highest volume of the Company’s securities are traded) is open for trading;
“Change in Control” means any of the following transactions, provided, however, that the Board shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:
(i)consummation of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated;

(ii)the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)the complete liquidation or dissolution of the Company;

(iv)any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Common Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Board determines shall not be a Change in Control;

(v)acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Board determines shall not be a Change in Control;

(vi)the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Exchange Act Affiliates or Exchange Act Associates of the offeror do not recommend such shareholders accept; or

(vii)a change in the composition of the Company Board over a period of twelve (12) months or less such that a majority of the Company Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Company Board membership, to be comprised of individuals who are Continuing Directors.
For the purpose of this Plan, “Continuing Directors” means members of the Company Board who either (i) have been Company Board members continuously for a period of at least twelve (12) months or (ii) have been Company Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Company Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Company Board. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Exchange Act Affiliate” and “Exchange Act Associate” shall have the respective meanings ascribed to “Affiliate” and “Associate” in Rule 12b-2 promulgated under the Exchange Act.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Common Shares” means common shares in the capital of the Company;

“Company” means Aurinia Pharmaceuticals Inc. or any successor thereto, and includes an Affiliate;
“Consultant” means an individual or a consultant Company, other than an Employee, Officer or Director who:
(i)provides on an ongoing bona fide basis, consulting, technical, managerial or like services to the Company, other than services provided in relation to a Distribution;
(ii)provides the services under a written contract between the Company and the individual or the Consultant Company;
(iii)in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the business and affairs of the Company; and
(iv)has a relationship with the Company that enables the individual or Consultant Company to be knowledgeable about the business and affairs of the Company;
“Consultant Company” means for an individual Consultant, a company or partnership of which the individual is an employee, shareholder or partner;
“Continuously Employed” shall mean the absence of any interruption or termination of service. Continuous Employment with the Company shall not be considered interrupted in the case of the sick leave, military leave or any other leave of absence approved by the Company or protected under applicable law or in the case of transfers between location of the Company; provided that the individual continues to be an Employee of the Company;
“Directors” means the directors of the Company as may be elected or appointed from time to time;
“Disability” shall mean any physical, mental or other health condition which results in it being impossible for the Recipient to perform his or her assigned duties for the reasonably foreseeable future, such that his or her employment or engagement has been frustrated. For purposes of Incentive Stock Options, “Disability” shall mean a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code. The Board shall determine whether a Recipient has incurred a Disability on the basis of medical evidence acceptable to the Board. Upon making a determination of Disability, the Board shall, for the purposes of the Plan, determine the date of the Recipient’s termination of office, employment or service;
“Distribution” has the meaning assigned by the Securities Act, and generally refers to a distribution of securities by the Company from treasury;
“Dividend Equivalent Right” means a right, granted to a Participant pursuant to this Plan, to receive cash, Common Shares, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of Common Shares.
“Employee” means:
(i)an individual who is considered an employee of the Company or its Affiliates under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and Canada Pension Plan deductions must be made at source) or the tax legislation of another jurisdiction in which the Company or its Affiliates may do business (including the Code);
(ii)an individual who works full-time for the Company (or one of its Affiliates) providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)an individual who works for the Company on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source, and may include an Officer;
“Exercise Price” means the amount payable per Common Share on the exercise of an Award, if applicable, as determined in accordance with the terms hereof;

“Expiry Date” means the day on which an Award lapses as specified in the Award Commitment therefor or in accordance with the terms of this Plan;
“Grant Date” for an Award means the date of grant thereof by the Board;
“Incentive Stock Option” or “ISO” means a stock option that is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code.
“Insider” means an insider as defined in the Securities Act;
“Investor Relations Activities” means generally any activities or communications that can reasonably be seen to be intended to or be primarily intended to promote the merits or awareness of or the purchase or sale of securities of the Company;
“Management Company Employee” means an individual employed by another individual or a corporation providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a corporation or individual engaged primarily in Investor Relations Activities;
“Market Price” means:
(i)the closing trading price for the Common Shares on the stock exchange on which the majority of the Company’s common shares traded on the day immediately prior to the date of determination (which may be denominated in either Canadian or US dollars, based on the applicable exchange rate on the day immediately prior to the date of determination) provided however that the determination date in respect of Options granted to Canadian residents shall be the Grant Date of such Options; or
(ii)if the Common Shares are not listed on a stock exchange, then the trading price determined by the Board using good faith discretion;

“Nonstatutory Stock Option” or “NSO” means a stock option does not qualify as an Incentive Stock Option.
“Officer” means a duly appointed senior officer of the Company;
“Option” means an Option granted pursuant to Section 3.1 hereof;
“Performance Award” means a Performance Award granted pursuant to Section 3.4 hereof;
“Recipient” means the recipient of an Award hereunder;
“Outstanding Shares” means at the relevant time, the number of outstanding Common Shares of the Company from time to time;
“Participant” means a Service Provider that becomes a Recipient;
“Person” means a company or an individual;
“Plan” means this Equity Incentive Plan, the terms of which are set out herein or as may be amended;
“Plan Shares” means the total number of Common Shares which may be reserved for issuance as Award Shares under the Plan as provided in Section 2.2;
“Regulatory Approval” means the approval of any securities regulatory authority (including, if applicable, any stock exchange on which the securities of the Company may be listed or quoted for trading) that may have lawful jurisdiction over the Plan and any Awards issued hereunder;
“Restricted Stock” means Restricted Stock granted pursuant to Section 3.2 hereof;

“Restricted Stock Unit” means a Restricted Stock Unit granted pursuant to Section 3.3 hereof; “Securities Act” means the Securities Act, R.S.A. 2000, c. S-4, as amended from time to time;
“Service Provider” means an individual who is a bona fide Director, Officer, Employee, Management Company Employee or Consultant, and also includes a company of which 100% of the share capital is beneficially owned by one or more individual Service Providers;
“Share Compensation Arrangement” means any Award under this Plan but also includes any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to a Service Provider;
“Shareholder Approval” means approval by a majority of the votes cast by eligible shareholders at a duly constituted shareholders’ meeting; and
“U.S. Participant” means a Participant that is resident in or a citizen of the United States of America.
Article 2
EQUITY INCENTIVE PLAN
Establishment of Equity Incentive Plan
2.1There is hereby established an equity incentive plan to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company.
Maximum Plan Shares
2.2Subject to the provisions of Section 3.12 below, the maximum aggregate number of Plan Shares which may be issued pursuant to all Awards (including Incentive Stock Options) following the ~~2021~~ 2025 annual general meeting of Shareholders of the Company is ~~23,815,115~~ 20,836,773 Common Shares (inclusive of the number of Common Shares subject to outstanding Awards as of April 12, 2025). The Plan Shares may be authorized, but unissued, or reacquired Common Shares.
2.3Unless otherwise determined in the discretion of the Board, the number of Plan Shares that may be reserved for issuance under the Plan to any one Recipient will not exceed 5% of the Outstanding Shares on a non-diluted basis, less any Common Shares reserved for issuance to such Recipient under Share Compensation Arrangements other than this Plan.

Eligibility
2.4Awards may be granted hereunder to Service Providers from time to time by the Board. Service Providers that are corporate entities will be required to undertake in writing not to effect or permit any transfer of ownership or option of any of its shares, nor issue more of its shares so as to indirectly transfer the benefits of an Award, as long as such Award remains outstanding, unless the written permission of the Company is obtained.
Awards Granted Under the Plan
2.5All Awards granted under the Plan will be evidenced by an Award Commitment, showing the number of Award Shares, the term of the Award, a reference to vesting terms, if any, and the Exercise Price, if applicable, or otherwise modified in respect of the terms of the specific Award as necessary.
2.6Subject to specific variations approved in accordance with this Plan, all terms and conditions set out herein will be deemed to be incorporated into and form part of an Award Commitment made hereunder.
Awards Not Settled
2.7Except as set out below, any Plan Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Plan Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary in this Plan, the number of Common Shares (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of Common Shares upon exercise of an Option, (ii) deducted or delivered from payment of an Award in connection with the Company’s tax withholding obligations, or (iii) purchased by the Company with proceeds from Option exercises will be deemed to have been issued and will not increase the number of Plan Shares available for issuance under the Plan.
Administration of Plan
2.8The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder.
2.9Without limiting the generality of the foregoing, but subject to the provisions of this Plan, the Board has the power to:
(a)determine the Service Providers to whom Awards are to be granted, to grant such Awards, and, subject to the other terms of this Plan, to determine any terms and conditions, limitations and restrictions in respect of any particular grant of Award;
(b)allot Common Shares for issuance in connection with the exercise vesting or other settlement of Awards; and
(c)delegate all or such portion of its powers hereunder as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorized so to do.
Regulatory Approval
2.10This Plan will be subject to the approval of any regulatory authority whose approval is required. Any Awards granted under this Plan prior to such approvals being given will be conditional upon such approvals being given, and no such Awards may be exercised unless and until such approvals are given.
Compliance with Legislation
2.11The Company will not be required to issue any Common Shares under the Plan unless such issuance is in compliance with all applicable laws, regulations, rules, orders of governmental or regulatory authorities and the requirements of any stock exchange upon which Common Shares of the Company are listed. The Company will not in any event be obligated to take any action to comply with any such laws, regulations, rules, orders or requirements.
Minimum Vesting
2.12Notwithstanding any other provision of the Plan to the contrary, any Award granted under the Plan following the 2021 annual general meeting of shareholders of the Company shall vest no earlier than the first anniversary of the Grant Date of such Award; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: (a) Common Shares delivered in lieu of fully vested cash obligations, and (b) any additional Awards the Board may grant, up to a maximum of five percent (5%) of the Plan Shares authorized for issuance under the Plan pursuant to Section 2.2 (subject to adjustment pursuant to Section 3.10).
Restrictions on Dividend Equivalent Rights and Dividends
2.13A Dividend Equivalent Right is an Award entitling the Recipient to receive credits based on cash distributions that would have been paid on the Common Shares specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such Common Shares had been issued to and held by the Recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder; provided that no Dividend Equivalent Right may be granted in connection with, or related to, an Award of Options. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Commitment. Dividend equivalents credited to the Recipient of a Dividend Equivalent Right may accrue or may be deemed to be reinvested in additional Common Shares, which may thereafter accrue additional Dividend Equivalent

Rights. Any such reinvestment shall be at the Market Price on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or Common Shares or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Board.
2.14A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon the exercise, settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award shall not vest or be paid unless the underlying Award vests, and if the underlying Award does not vest, the Participant holding Dividend Equivalent Rights shall promptly forfeit such unvested Dividend Equivalent Rights. Dividends accruing on Awards shall similarly not vest or be paid until the underlying Award vests. Any Dividend Equivalent Rights are subject to the vesting requirements of the underlying Awards.
Article 3
TERMS AND CONDITIONS OF AWARDS
3.1Options: The Board is hereby authorized to grant Options to a Service Provider with the following terms and conditions and with such additional terms and conditions not inconsistent with the provision of this Plan as the Board shall determine:
3.1.1Exercise Price. The Exercise Price of an Option will be set by the Board at the time such Option is granted under this Plan, and, subject to the provisions set forth in Section 3.1.4(d), cannot be less than the Market Price.
3.1.2Term. Subject to the application of Section 3.11, an Option can be exercisable for a maximum of 10 years from the Grant Date, unless otherwise determined in the discretion of the Board.
3.1.3Vesting. No Option shall be exercisable until it is vested. The vesting schedule of each Option will be as determined in the discretion of the Board at the time of the grant of the Option.
3.1.4For US Residents – Incentive Stock Options.
(a)Eligible Recipients of ISOs. Incentive Stock Options may be granted only to employees of the Company or an Affiliate that constitutes a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code (an “ISO Affiliate”).
(b)Designation of ISO Status. The Board action approving the grant of an Option to a U.S. Participant, and the Award Commitment, must specify that the Option is intended to be an Incentive Stock Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option.
(c)Maximum Shares Issuable On Exercise of ISOs. Subject to the adjustment provisions of this Plan, the maximum aggregate number of Common Shares that may be issued upon the exercise of Incentive Stock Options is the limit on Plan Shares found in Section 2.2.
(d)Limits for 10% Stockholders. A person who owns (or is deemed to own pursuant to Section 424(d) of the Code) Common Shares possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or any ISO Affiliate, will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Market Price on the date of grant and the Option is not exercisable after the expiration of five (5) years from the Grant Date.
(e)No Transfer. As provided by Section 422(b)(5) of the Code, an Incentive Stock Option will not be transferable except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the U.S. Participant only by the U.S. Participant. If the Board elects to allow the transfer of an Option by a U.S. Participant that is designated as an Incentive Stock Option, such transferred Option will automatically become a Nonstatutory Stock Option.
(f)US $100,000 Limit. As provided by Section 422(d) of the Code and applicable regulations thereunder, to the extent that the aggregate Market Price (determined at the time of grant) of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (under all plans of the Company and any ISO Affiliate) exceeds US$100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Award Commitment(s).
(g)Post-Termination Exercise Period. To obtain the United States federal income tax advantages associated with an Incentive Stock Option, the United States Internal Revenue Code requires that at all times beginning on the date of grant and ending on the day three (3) months before the date of exercise of the Option, the U.S. Participant must be an employee of the Company or an ISO Affiliate (except in the event of the U.S. Participant’s death or Disability, in which case a 12-month period applies). The Company cannot guarantee that the Option will be treated as an Incentive Stock Option if the U.S. Participant continues to provide services to the Company or an Affiliate after such U.S. Participant’s employment terminates or if the U.S. Participant otherwise exercises the Option more than three (3) months (or twelve (12) months, as the case may be) after the date his or her employment terminates, or the Option otherwise fails to qualify as an Incentive Stock Option.
(h)Maximum Grant Period. No ISOs may be granted after the tenth (10th) anniversary of the Board’s approval of the 2021 amendment and restatement of the Plan.
3.1.5No Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options to reduce the Exercise Price of such outstanding Options; (b) cancel outstanding Options in exchange for Options with an Exercise Price that is less than the Exercise Price of the original Options; or (c) cancel outstanding Options with an Exercise Price above the current Market Price in exchange for cash or other securities.
3.2Restricted Stock: The Board is hereby authorized to grant Restricted Stock to a Service Provider with the following terms and conditions and with such additional terms and conditions not inconsistent with the provision of this Plan as the Board shall determine:
3.2.1Restriction. Restricted Stock shall be subject to such restrictions (if any) as the Board may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions lapse separately or in combination at such time or times, in such instalments or otherwise as the Board may deem appropriate.
3.2.2Restricted Stock Certificates. Any Restricted Stock granted under this Plan may be evidenced by the issuance of a share certificate or certificates. If any share certificate is issued, such certificate shall be held by the Company and such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the applicable Award Commitment and possible forfeiture of such shares of Restricted Stock.
3.2.3Except as otherwise determined by the Board, upon a Participant’s termination of office, employment or service (as determined under criteria established by the Board) during the applicable restriction period, all applicable Common Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Common Shares of Restricted Stock.
3.2.4Dividends accruing on Restricted Stock shall not vest or become payable to the holder before the underlying Common Shares have vested and the risk of forfeiture with respect to such Common Shares has lapsed.

3.3Restricted Stock Unit Awards: The Board is hereby authorized to grant Restricted Stock Unit Awards to a Service Provider evidencing the right for such Service Provider to receive a Common Share (or cash payment equal to the Market Price of a Common Share) at some future date.
3.3.1Restrictions. A Restricted Stock Unit Award will be subject to an Award Commitment containing such terms and conditions, not inconsistent with the provisions of this Plan, as the Board shall determine.
3.3.2Forfeiture. Except as otherwise determined by the Board and as set forth in the applicable Award Commitment, upon a Participant’s termination of office, employment or service (as determined under criteria established by the Board) during the applicable restriction period, all applicable Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Restricted Stock Units.
3.3.3For Canadian Residents. For Canadian resident Service Providers, Restricted Stock Unit Awards shall be settled in Common Shares, unless the Company offers the Participant the right to receive cash in lieu of Common Shares and the Participant, in its sole discretion, so elects.
3.3.4Voting and Dividend Rights. A Restricted Stock Unit does not entitle the holder thereof to any rights with respect to voting and dividends. A Restricted Stock Unit may provide the holder with Dividend Equivalent Rights. Dividend Equivalent Rights are subject to the vesting requirements of the related Restricted Stock Unit.
3.4Performance Awards:
3.4.1The Board is hereby authorized to grant Performance Awards to a Service Provider subject to the terms of this Plan. A Performance Award granted under this Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property, and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board shall establish. Subject to the terms of this Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of the Performance Award shall be determined by the Board. For Canadian resident Service Providers, Performance Awards shall be settled in Common Shares, unless the Company offers the Participant the right to receive cash in lieu of Common Shares and the Participant, in its sole discretion, so elects.
Recipient Ceasing to be Director, Officer, Employee or Service Provider
3.5No Award may be exercised after the Recipient, if a Director or Officer, has ceased to be a Director or Officer or, if an Employee or other Service Provider has left the employ or service of the Company, except as follows:
(a)in the case of the death of a Recipient, any vested Award held by him at the date of death will become exercisable by the Recipient’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Recipient and the Expiry Date of such Award;
(b)in the case of the Disability of a Recipient, any vested Award held by him at the date of Disability will become exercisable until the earlier of one year from the date of cessation of the Recipient’s employment or other office and the Expiry Date of such Award; and

(c)subject to the other provisions of this Section 3.5, vested Awards will expire 90 days after the date the Recipient ceases for any reason whatsoever to be employed by, provide services to, or be a Director or Officer of, the Company and all unvested Awards will immediately terminate without right to exercise same;
but provided that in no event may the term of the Award exceed 10 years, unless determined in the discretion of the Board.
Additional Vesting; Dividend Equivalent Rights
3.6Subject to Sections 3.7 and 3.8, in addition to meeting any other eligibility requirements for receiving an Award, or for an Award to vest (if applicable), the Service Provider must be Actively Engaged by the Company through to, and including on, the established Grant Date or vesting date for such Award, as applicable. For clarity, except to the minimum extent, if any, required by applicable employment standards legislation:
(a.)if the Service Provider is not Actively Engaged by the Company on the established Grant Date for an Award for any reason, the Service Provider will not have earned the Award, the Service Provider is deemed to have waived and forfeited any right to earn the Award, and the Service Provider will not be eligible to receive the Award or a pro-rated share of the Award;
(b.)if the Service Provider is not Actively Engaged by the Company on the established vesting date for an Award to vest, for any reason, the Award will not vest;
(c.)Awards will not be included in the calculation of, or form any part of, contractual or common law pay in lieu of notice, and Awards will not form part of any damages for wrongful dismissal or otherwise; and
(d.)this provision is intended to limit or remove the Service Provider’s rights to any damages relating to Awards, including during any period in relation to which the Company provides pay in lieu of notice, and including during any period in relation to which the Company fails to give notice that should have been given pursuant to any agreement between the Service Provider and the Company, or pursuant to any applicable law, including the common law or civil law, as applicable.
3.7Notwithstanding the provisions of Section 3.5(a), Section 3.5(b) and Section 3.6, if, in the case of a Recipient who is an Employee, that Recipient’s employment terminates by reason of death or Disability, subject to the terms of the Award set out in an Award Commitment, any Award held by such Employee who has been Continuously Employed by the Company for a minimum of three (3) years shall become fully vested and exercisable and may thereafter be exercised during the term of the Award set forth in Section 3.5(a) and Section 3.5 (b).
3.8Notwithstanding the provisions of Section 3.5(c) and Section 3.6, if, in the case of a Recipient who is an Employee, that Recipient’s employment is terminated by the Company without cause then, provided that the Recipient has been Continuously Employed by the Company for a minimum of three (3) years, then, subject to the terms of the Award set out in an Award Commitment, all Awards shall become fully vested and exercisable and may thereafter be exercised during the term of the Option set forth in Section 3.5(c).
Change in Control
3.9The provisions of this Section 3.8 shall apply in the case of a Change in Control, unless otherwise provided in the Award Commitment or any separate agreement with a Participant. In the event of a Change in Control, all Awards will terminate upon the Change in Control unless they are assumed by the surviving entity or otherwise equitably converted, substituted or continued. In that event, Recipients will have a reasonable period prior to the effectiveness of the Change in Control to exercise the vested portion of any Award prior to its termination.
(a.)Awards Not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Board:
(i)all outstanding Awards that are subject to time-based vesting requirements shall become vested and fully exercisable immediately prior to, and contingent on, the effectiveness of, the Change in Control;
(ii)all outstanding Awards that are subject to time-based vesting restrictions shall become vested and such restrictions shall lapse immediately prior to, and contingent on, the effectiveness of, the Change in Control; and

(iii)the payout level under all outstanding Awards that are subject to performance-based vesting requirements shall be deemed to have been earned immediately prior to, and contingent on, the effectiveness of, the Change in Control based upon an assumed achievement of all relevant performance goals at the 100% level (or such higher threshold as may have been actually achieved by the effective date of the Change in Control). To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code, the excess Options shall be deemed to be Nonstatutory Stock Options.

(b.)Awards Proposed to be Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards that are not proposed to be assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Board:
(i)all outstanding Awards that are subject to time-based vesting requirements shall become vested and fully exercisable immediately prior to, and contingent on, the effectiveness of, the Change in Control;

(ii)all outstanding Awards that are subject to time-based vesting restrictions shall become vested and such restrictions shall lapse immediately prior to, and contingent on, the effectiveness of, the Change in Control; and

(iii)the payout level under all outstanding Awards that are subject to performance-based vesting requirements shall be deemed to have been earned immediately prior to, and contingent on, the effectiveness of, the Change in Control based upon an assumed achievement of all relevant performance goals at the 100% level (or such higher threshold as may have been actually achieved by the effective date of the Change in Control). To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code, the excess Options shall be deemed to be Nonstatutory Stock Options.
Non Assignable
3.10Subject to Section 3.5(a), all Awards will be exercisable only by the Recipient to whom they are granted and will not be assignable or transferable.
Adjustment of the Number of Award Shares
3.11If there is a change in the outstanding Common Shares by reason of any share consolidation, or split, reclassification or other capital reorganization, or a stock dividend, arrangement, amalgamation, merger or combination, or any other change to, event affecting, exchange of or corporate change or transaction affecting the Common Shares, the Board will make, as it deems advisable and subject to requisite Regulatory Approval, appropriate substitution and/or adjustment in:
(a)the number and kind of shares or other securities or property reserved or to be allotted for issuance pursuant to this Plan;
(b)the number and kind of shares or other securities or property reserved or to be allotted for issuance pursuant to any outstanding unexercised Awards, and in the exercise price for such shares or other securities or property; and/or
(c)the vesting of any Awards, including the accelerated vesting thereof on conditions the Board deems advisable, and if the Company undertakes an arrangement or is amalgamated, merged or combined with another corporation, the Board will make such provision for the protection of the rights of Participants as it deems advisable.

Adjustment of Awards Expiring During Black-out Period

3.12Should the Expiry date for an Award fall within a Black-out Period, or within the period that is nine Business Days immediately following the expiration of a Black-out Period, such Expiry Date will be automatically adjusted without any further act or formality to that day which is the tenth Business Day after the end of the Black-out Period, such tenth Business Day to be considered the Expiry Date for such Award for all purposes under the Plan. Notwithstanding any other provision of this Plan, the tenth Business Day period referred to in this Section 3.12 may not be extended by the Board.
Compliance with Section 409A of the Code

3.13Unless otherwise expressly provided for in an Award Commitment, the terms applicable to Options granted to U.S. Participants will be interpreted to the greatest extent possible in a manner that makes those Options exempt from Section 409A of the Code, and, to the extent not so exempt, that brings the Options into compliance with Section 409A of the Code. Notwithstanding anything to the contrary in the Plan (and unless the Award Commitment or other written contract with the U.S. Participant specifically provides otherwise), if the Common Shares are publicly traded, and if a U.S. Participant of an Option that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” under Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such U.S. Participant’s “separation from service” or, if earlier, the date of the U.S. Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.
Award Commitments
3.14Each Award will be evidenced by an Award Commitment which incorporates such terms and conditions as the Board in its discretion deems appropriate and consistent with the provisions of this Plan (and the execution and delivery by the Company of an Award Commitment with a Participant shall be conclusive evidence that such Award Commitment incorporates terms and conditions determined by the Board and is consistent with the provisions of this

Plan). Each Award Commitment will be executed on behalf of the Company by any member of the Board or any Officer or such other Person as the Board may designate for such purpose.
Article 4
COMMITMENT AND EXERCISE PROCEDURES
Award Commitment
4.1Upon grant of an Award hereunder, an authorized officer of the Company will deliver to the Recipient an Award Commitment detailing the terms of such Awards and upon such delivery the Recipient will be subject to the Plan and have the right to the Awards on the terms set out therein, subject to the terms and conditions hereof.
Manner of Exercise
4.2.1A Recipient who wishes to exercise his Award may do so:
4.2.2by delivering:
(a)a written notice to the Company specifying the number of Award Shares being acquired pursuant to the Award; and
(b)cash, certified cheque or bank draft payable to the Company for the aggregate Exercise Price for the Optioned Shares being acquired and the aggregate of any amounts required by law to be withheld by the Company on the exercise of such Award, or separate certified cheques or bank drafts for such Exercise Price and such amounts to be withheld;
4.2.3in such other manner as may be specified in the Award Commitment or as may be agreed to by the Company.
Notwithstanding anything else contained in this Plan, the Company may, from time to time, implement such other procedures and conditions as it determines appropriate with respect to the payment, funding or withholding of amounts required by law to be withheld on the exercise of Awards under this Plan.
Delivery of Certificate and Hold Periods
4.3As soon as practicable after receipt of the notice of exercise described in Section 4.2 and payment in full for the Awards Shares being acquired (if applicable), the Company will direct its transfer agent to issue to the Recipient the appropriate number of Award Shares. The transfer agent will either issue a certificate representing the Award Shares or a written notice in the case of uncertificated Common Shares. Such issued certificate or written notice, as the case may be, will bear a legend stipulating any resale restrictions required under applicable securities laws.
Article 5
AMENDMENTS TO PLAN OR AWARDS
Amendments Generally
5.1The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Common Shares as to which Awards have not been made and such action will not constitute a breach of the terms of any agreement between the Service Provider and the Company. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s shareholders to the extent provided by the Board or required by applicable laws (including the rules of any stock exchange on which the Common Shares are then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.1.5 or the Option pricing provisions of Section 3.1.1 without the approval of the Company’s shareholders. No amendment, suspension or termination of the Plan shall materially impair rights or obligations under any Award theretofore made under the Plan without the consent of the Participant.
5.2With the consent of the affected Participants for any amendment or modification that materially impairs the rights or obligations of a Participant, the Board may amend or modify any outstanding Award in any manner to the extent that the Board would have the authority to initially grant such award as so modified or amended.
Amendment Subject to Approval
5.3If the amendment of an Award requires Regulatory Approval or Shareholder Approval, such amendment may be made prior to such approvals being given, but no amended Awards may be exercised unless and until such approvals are given.
Article 6
GENERAL
Employment and Services
6.1Nothing contained in the Plan will confer upon or imply in favor of any Recipient any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to terminate the Recipient’s office, employment or service at any time. Participation in the Plan by a Service Provider will be voluntary. A change in the status, office, position or duties of a Participant from the status, office, position or duties held by such Participant on the date on which the Award was granted to such Participant will not result in the termination of the Award granted to such Participant provided that such Participant remains a Service Provider.
Taxes
6.2The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Awards granted under the Plan.
No Representation or Warranty
6.3The Company makes no representation or warranty as to the future market value of Common Shares issued in accordance with the provisions of the Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Awards or the Common Shares issuable thereunder or the tax consequences to a Service Provider. Compliance with applicable securities laws as to the disclosure and resale obligations of each Participant is the responsibility of such participant and not the Company.
Interpretation
6.4The Plan will be governed and construed in accordance with the laws of the Province of Alberta.
Effective Date of Plan
6.5This Plan will be effective from and after the date upon which the Company first receives Shareholder Approval for the Plan, and will remain effective provided that the Plan, or, if applicable, any amended version thereof receives Shareholder Approval, on or before each third annual general meeting of shareholders of the Company.
Adoption of Plan
6.6This Plan was adopted by the Board on May 25, 2012 and approved by the Shareholders of the Company on June 28, 2012 and re-approved by the Shareholders of the Company on May 7, 2014. This Plan was amended as to Section 2.2 by the Shareholders of the Company on June 8, 2016. This Plan was further amended and approved by the Shareholders of the Company on June 2, 2020. This Plan was further amended and approved by the Shareholders of the Company on June 7, 2021. This Plan was further amended and approved by the Shareholders of the Company on May 15, 2025.
Stephen P. Robertson
CORPORATE SECRETARY

Aurinia

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on Thursday, May 15, 2025

This Form of Proxy is solicited by and on behalf of Management and the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld or abstain from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular and Proxy Statement ("Proxy Statement/Circular") or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 12:00 p.m. Eastern Time, on Tuesday, May 13, 2025.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

To Virtually Attend the Meeting

- You can attend the meeting virtually by visiting the URL provided on the back of this document.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or **by Internet** are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

02211C

Appointment of Proxyholder

I/We being holder(s) of securities of Aurinia Pharmaceuticals Inc. (the "Company") hereby appoint: Peter Greenleaf, President, Chief Executive Officer and Director of the Company, or failing this person, Kevin Tang, Director and Chair of the Board of the Company (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Aurinia and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as recommended by Management) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held as a virtual-only meeting via live webcast online at https://meetings.lumiconnect.com/400-265-961-243, Meeting ID: 400-265-961-243, Password: aurinia2025 on Thursday, May 15, 2025, at 12:00 p.m. Eastern Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Kevin Tang	☐	☐	02. Jeffrey A. Bailey	☐	☐	03. Kathy Goetz	☐	☐
04. Peter Greenleaf	☐	☐	05. Craig Johnson	☐	☐	06. Tina S. Nova	☐	☐

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2. Appointment of Auditors

3. Advisory Resolution on Executive Compensation

	For	Against	Abstain
To approve, on a non-binding advisory basis, a "say on pay" resolution regarding the Company's executive compensation set forth in the Company's Proxy Statement/Circular.	☐	☐	☐

4. Amendment to Equity Incentive Plan

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**
If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.

Signature(s)

Signing Capacity

Date

DD / MM / YY

Interim Financial Statements – Mark this box if you would like to receive interim financial statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

I S A Q 379199 A R 2

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